UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-9078

                           The Penn Street Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       83 General Warren Blvd., Suite 200
                                Malvern, Pa 19355
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           The Penn Street Fund, Inc.
                       Mr. George Chamberlain , Secretary
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-207-5175

Date of fiscal year end:   10/31/2004

Date of reporting period:  10/31/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.


                                             [LOGO] THE
                                                    PENN STREET
                                                          FUNDS

                                               ANNUAL REPORT

                                             Dated October 31, 2004

                                o     McGlinn Balanced Portfolio
                                o     Penn Street Sector Rotational Portfolio
                                o     Baldwin Large Cap Growth Portfolio
                                o     Cumberland Taxable Income Portfolio
                                o     Berkshire Advisors Select Equity Portfolio

The Penn Street Fund, Inc.
83 General Warren Boulevard
Suite 200
Malvern, Pennsylvania 19355
toll free: 866-207-5175

Dear Shareholder,

      The U.S. economy grew at a healthy pace during the past 12 months that ended October 31, 2004. The uncertainties over job growth, energy prices, and consumer spending hung over the economic environment. Despite this, gross domestic product growth remained above the long-term historical average of 3%. Companies had the resources to continue spending with the rise of corporate earnings. Factories used more of their capacity as corporate production rose. Spending on technology, equipment and construction all increased.

      With the uncertainty over the upcoming Presidential election and the concern over the war in Iraq, as well as the specter of international terrorism, the financial markets struggled to find clear direction during much of 2004. The stock market remained unsettled as many investors sat on the sidelines. When job growth picked up in the spring and investors began to anticipate higher short-term interest rates, the bond market encountered considerable volatility. As the stock market continued to be shaky and there was a release of some weak economic data, the bond market did revive during the last few months. It remained clear that investors have quite a bit of contrasting economic information to digest.

      On the regulatory side, the past 12 months have been difficult and eventful for the mutual fund industry. At a recent industry conference, SEC Chairman William Donaldson expressed the hope that, "the worst of the fallout from the mutual fund scandals is behind us." At the Penn Street Fund, we share in that hope. We remain diligent in our efforts to preserve and reinforce the trust of our shareholders. We believe that it is this trust which allows our shareholders to rely on mutual funds for access to securities markets and professional management. We will continue in our effort to provide our shareholders with the highest quality investment management offerings in a structure which is most advantageous.

      As always, we encourage investors to continually reassess their investment goals and develop a coherent investment plan. Invest for the long-term and employ a strategy of asset allocation at the class and sub-class level. We believe that lowering risk in a long-term portfolio is prudent and diversification of assets as to investment style, methodology and process is a good way in which to lower risk in a comprehensive portfolio. Our fundamental belief is that the United States of America will remain as a dominate economic power and that a way for an investor to participate in the growth of the U.S. economy is through mutual funds.

      We thank you for the faith that you have shown in The Penn Street Fund. We take our responsibility seriously and will continue to earn your trust.

                                       Sincerely,

                                       /s/ Michael Mara

                                       Michael Mara
                                       President

McGLINN BALANCED PORTFOLIO
FISCAL YEAR REPORT
Year Ended October 31, 2004
--------------------------------------------------------------------------------

      This past fiscal year started on a strong note. The stock market rally that began in March of 2003 was still in force for the first three months of this fiscal year. However, by the end of January, emerging investor pessimism led to equity indices becoming locked into a narrow trading range for the remainder of the year. Economic reports were generally positive and supported the theme of ongoing growth for the economy. However, as the year progressed investor focus shifted to concerns that the good news was fading, and the possibility of oil-induced inflation and peaking economic momentum lay ahead. The impact of this environment on the Balanced Portfolio was twofold. The technology weightings of our economically sensitive stock portfolio lagged the S&P 500. Additionally, the defensive structure of the bond portfolio proved too conservative on a short-term basis as bond yields hovered close to their lows. For the fiscal year, the McGlinn Balanced Portfolio produced a return of +5.9% compared to the +7.9% return of a benchmark comprised of 60% S&P 500/ 40% Lehman Aggregate Bond Index.

      Crude oil finished the fiscal year at about $52 per barrel - a 78% increase from October 31, 2003. There has been investor concern on whether dramatically higher oil and gas prices would erode corporate profits and curtail consumer spending. Certain economic reports did reflect a definite pause in the level of economic vitality. Since the U.S. economy is much less industrialized today, the impact on GDP has been somewhat muted. Also, fiscal and monetary stimulus have remained in the system. As a result, we don't believe this recent oil spike will prove a harbinger of an impending recession. Importantly, it's our sense that a good deal of the rise in oil prices can be attributed to healthy economic growth worldwide - pure supply and demand.

      Normally, inflation concerns would ignite a bear market in bonds, but interest rates actually declined during this past year. The 10-year Treasury yield fell from 4.3% to 4.0% as bond investors interpreted the rising oil price as a roadblock for continued growth. Relative to their future direction, we believe periods like the last year will be remembered as nothing more than an extended bottoming process for interest rates.

      Toward the end of the year we were already beginning to see a return of economic "traction." The Bureau of Economic Analysis released the final estimate of second quarter real GDP and it was revised upward to +3.3%. This represents the norm for real GDP growth over the last 40 years - lower than the level achieved during the recent recovery, but well within the definition of solid economic growth. Corporate America is very healthy with after-tax profits as a percentage of GDP currently at 8%, the highest level since the mid-1960s.

      The S&P 500 Index has literally been alternating between 40 points above and 40 points below the 1100 since January. While frustrating, holding this range in the midst of $50 oil, the Iraq situation, terrorism, and a heated presidential election year should provide some level of confidence that stocks are building a foundation for a future upward move. As the next quarter unfolds, we expect this will happen in conjunction with a rebound in interest rates. A 10-year Treasury yield at 4.0% is too low given current and anticipated economic conditions. Also, the Fed has made it very clear that it is on a path to return the Fed Funds Rate to a more neutral position. Our defensive fixed income strategy will remain in place for the foreseeable future.

      For some time now, the equity portion of the McGlinn Balanced Portfolio has been focused in four main sectors: capital goods, basic materials, energy, and technology. In the second half of the year, three of the four sectors performed admirably. The fourth sector, technology, experienced a volatile period as future earnings growth came into question. However, the outlook for capital spending remains robust, and we believe technology and software expenditures will increase as the economy moves into 2005. The equities highlighted in our strategy should benefit from these trends.

      We are optimistic as we move into the next year. Equities continue to be the most attractive investment alternative, especially since they have remained relatively flat for the year while earnings per share have staged an impressive advance. The reality is that rising earnings have placed stocks at an even more attractive level than they were at the beginning of the year. The risk level for stocks has diminished and the return potential has expanded.

Jerry Baumgardner
McGlinn Capital Management, Inc.

----------
The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

The Fund received fee waivers and expense reimbursements from the sub-advisor without which the performance would have been less favorable. Returns noted, unless otherwise indicated, are total returns, with dividends and capital gains reinvested. Returns noted do not reflect the Class A shares' maximum sales charge (load) of 5.50%. If the sales charge was reflected, returns would be less than those indicated. Performance data for Class C shares will differ from Class A shares due to difference in sales charges and expenses.

McGLINN BALANCED PORTFOLIO
FISCAL YEAR REPORT
Year Ended October 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

  Date          Class A    Class C     S&P 500     Lehman
04/30/99         10,000                 10,000     10,000
07/31/99         10,090                  9,984      9,839
10/31/99          9,766                 10,274      9,985
01/31/00          9,652                 10,542      9,903
04/30/00         10,004                 11,013     10,126
07/31/00          9,666                 10,880     10,425
10/31/00         10,319                 10,899     10,713
01/31/01         10,756                 10,447     11,272
04/30/01         10,639                  9,584     11,379
07/31/01         10,511                  9,321     11,748
10/31/01          9,831                  8,185     12,273
01/31/02         10,211                  8,760     12,123
04/30/02         10,194                  8,374     12,271
07/31/02          9,244                  7,119     12,634
10/31/02          9,223                  6,949     12,996
01/31/03          9,126                  6,744     13,272
04/30/03          9,470                  7,260     13,557
07/31/03         10,093                  7,876     13,318
10/31/03         10,560                  8,394     13,634
01/31/04         11,259                  9,075     13,916
03/01/04                    10,000       9,063     14,172
04/30/04         11,023      9,513       8,920     13,804
07/31/04         10,958      9,436       8,914     13,964
10/31/04         11,160      9,590       9,185     14,389

60% S&P 500
40% Lehman Aggregate Index

                         Average Annual Total Return(d)

                                                                                                         Commencement of
                                                                                                          operations
                                                    1 Year                        5 Year                 through 10/31/04
                                                with        without          with        without           with        without
                                        sales charge   sales charge  sales charge   sales charge   sales charge   sales charge
Class A (inception date 04/30/1999)(b)           n/a          5.68%           n/a          2.70%            n/a          2.01%
Class C (inception date 03/01/2004)(c)       (4.46)%        (3.47)%           n/a            n/a        (4.46)%        (3.47)%
S&P 500**                                        n/a          9.42%           n/a        (2.21)%            n/a        (1.53)%
Lehman Aggregate Bond Index**                    n/a          5.54%           n/a          7.58%            n/a          6.83%

(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.
(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.
(c) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.
(d) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.
** The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Lehman Aggregate Bond Index is an unmanaged index measuring the relative perfor-mance of a basket containing a broad range of fixed income securities.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2004
--------------------------------------------------------------------------------

      At the close of The Penn Street Fund Fiscal Year on 10/31/04, stocks were generally drifting, as investors fretted over the tight Presidential race, increases in the Federal Funds Rate, and the continuously rising price of oil. Despite strong earnings results, stocks were trading in a narrow range.

      One major concern was that higher energy prices could act as a brake on consumer and industrial spending, and could end up dragging down the economy. As the price of oil declined to below $50, stocks rallied. For the month, the S&P 500 Index returned 1.53%; the Russell 1000 was up 1.6%, and the PSA Sector Rotational Portfolio was down 0.73%, while the Dow Jones Industrial Average fell slightly, down 0.35%. Smaller stocks, as represented by the Russell 2000 Index gained 1.96%. Year to date the PSA Sector Rotational Portfolio was up 9.74% with the respective benchmark, the Russell 1000 up 3.10%. The one Year return for the PSA Sector Rotational Portfolio was up 15.18% with the Russell 1000 up 9.33%. The 3 Year Annualized return for the PSA Sector Rotational Portfolio was up 12.27%, with the Russell 1000 up 3.41%.

      These modest gains in the index during the month of October 2004 came in spite of the fact that recent earnings reports had been well above average. In the first and second quarters of the year, over 60% of companies had exceeded analyst's expectations, with average earnings surprises being over 4%. As of the end of October, roughly 60% of companies had exceeded expectations, although at a smaller positive surprise level than the previous two quarters. Due to this, earnings estimates for the quarter have been rising modestly and now anticipate that U.S. companies, on the whole, will earn roughly 14% more than the third quarter of last year. The big winners in earnings, from a sector perspective, were the energy and basic materials sectors. They have benefited from increases in oil, gasoline, natural gas and commodities prices. Other sectors' results have been weaker, especially technology. Technology companies have generally been able to exceed expectations in the third quarter, but they had to lower estimates prior to reporting to beat estimates, and in many cases guided lower following earnings reports.

      Some of the stars in earnings for the past year will be facing tough comparisons next year. This coupled with the possible moderation of general economic growth, a stiff global pricing environment, increasing interest rates, and high energy prices, could force many companies to report slower earnings growth next year. Earnings should still be ahead of 2004, but analysts now anticipate that the growth rate for overall S&P 500 earnings will be approximately 6% in 2005, compared to 18% in 2004.

      As stated earlier, the market followed a narrow range for the past fiscal year despite positive earnings reports. This tight range was in part due to uncertainty over the U.S. election. The reaction of the market following the election should give some indication of the following fiscal year.

      Due to the fact that the market was reacting to in a large part to top down factors (election, oil) as opposed to bottom up factors such as earnings, a lot of active managers have had a tough time outperforming their indexes. For the twelve months ending 10/31/04, only 15.4% of the mutual funds classified by Lipper as Large cap Core funds have outperformed the Russell 1000. Only 14.8% of the funds outperformed the S&P 500 over that same period. On a year to date basis, only 13.9% of core mutual funds exceeded the Russell 1000, and only 14.2% exceeded the S&P 500. It has been particularly difficult for value managers to exceed their index. On a year to date basis, only 6.9% of large cap value mutual funds exceeded the Russell 1000 Value index.

The Sector Rotation fund's investment style, which allows for the portfolio to deviate significantly from index benchmarks, performed well in this difficult environment. Sector allocation, stock selection, and moving the weighted average market cap of portfolio lower contributed to superior relative performance to the Russell 1000 Index for the year.

      The portfolio held significant overweight in the best performing sectors for the twelve-month period ending 10/31/04, energy and utilities. The fund was also significantly underweight in the two worst performing sectors over this period, information technology and healthcare.

      Within stock selection, holdings of Urban Outfitters, Symantec, Occidental Petroleum, J.B.Hunt, TXU Corp., and Black and Decker in particular contributed to positive relative performance.

      The quantitative modeling methodology employed by Valley Forge Capital Advisors, Inc., combined with the Investment Research of Kenneth Kiess of VFCA and Douglas Roman of PNC Advisors, has resulted in consistent relative performance over the past year.

----------
The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

The Fund received fee waivers and expense reimbursements from the sub-advisor without which the performance would have been less favorable. Returns noted, unless otherwise indicated, are total returns, with dividends and capital gains reinvested. Returns noted do not reflect the Class A shares' maximum sales charge (load) of 5.50%. If the sales charge was reflected, returns would be less than those indicated. Performance data for Class C shares will differ from Class A shares due to difference in sales charges and expenses.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

  Date       Class A     Class C    Benchmark
08/30/00      10,000                 10,000
10/31/00      10,208                  9,521
01/31/01      10,150                  9,043
04/30/01      10,217                  8,270
07/31/01      10,025                  8,027
10/31/01       8,892                  7,042
01/31/02       9,442                  7,568
04/30/02      10,150                  7,279
07/31/02       9,075                  6,188
10/31/02       8,658                  6,014
01/31/03       8,267                  5,860
04/30/03       9,042                  6,299
07/31/03       9,992                  6,880
10/31/03      10,925                  7,356
01/31/04      11,692                  7,949
03/01/04                  10,000      7,949
04/30/04      11,700       9,515      7,805
07/31/04      11,883       9,684      7,777
10/31/04      12,583      10,221      8,042

Russell 1000
                         Average Annual Total Return(d)

                                                                                    Commencement of operations
                                                      1 Year                              through 10/31/04
                                       with sales charge   without sales charge   with sales charge   without sales charge
Class A (inception date 08/30/2000)(b)               n/a                 15.18%                n/a                   5.66%
Class C (inception date 03/01/2004)(c)             2.19%                  3.21%              2.19%                   3.21%
Russell 1000 Index**                                 n/a                  9.33%                n/a                 (5.09)%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.
(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.
(c) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.
(d) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.
** The Russell 1000 Index is a widely recognized, unmanaged index of the 1000 largest companies in the United States.

BALDWIN LARGE CAP GROWTH PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2004
--------------------------------------------------------------------------------

                       Baldwin Investment Management, LLC

                           WHY NO ZEST IN THE MARKETS?

      Over the past year stocks representing areas of the U.S. economy not normally associated with growth have been the big winners in the performance derby. Energy issues, utilities and materials companies performed far better than healthcare equities or information technology stocks. Worries about presidential elections, the war in Iraq, the fate of the U.S. dollar, whether or not the U.S. economy was to slip again into recession or have to worry about inflation - all of these fears nagged at investor confidence. While insecurity reigns supreme in investors minds, belief in the future becomes suspect. Consequently, investors are not willing to value more highly growth about which they are unsure versus substance (in the form of assets and dividends) around which they can wrap their arms. The Baldwin portfolio is one which is slanted towards growth and consequently its portfolio emphasis was not much appreciated during the past twelve months.

      There have been some economic statistics, which some experts consider troubling. Probably the biggest focus was the jobs (or according to some, lack of jobs) picture. Coming off extremely robust monthly employment numbers (200,000 jobs created) earlier in the year, the rate of job creation has slowed (70,000 new ones). However, the Federal Reserve chairman, Mr. Greenspan, does not seem concerned. In his recent testimony before Congress, Mr. Greenspan discussed at length the "soft spot" but suggested that it was a temporary phenomenon and maintained that the American economic engine would soon again be running at a higher speed. We too are convinced that the U.S. economy is not in any trouble.

      The Fed has been busy increasing interest rates. We have now seen three
(3) interest rate hikes of 1/4 of 1% and the Federal Funds rate stands at 1.75%
- up from its starting point of 1%. Mr. Greenspan announced the most recent move in September, even after quite a few economists worried aloud about a softening of the U.S. economy. Obviously, Mr. Greenspan was not as concerned and thought it wiser that interest rates continue to rise in a "measured" fashion, so that the "inflation genie" does not get out of the bottle. Surprisingly, in the face of increasing Fed Funds rates, notes and bonds have actually increased in price, i.e. interest rates have gone down. This has been an odd turn of events to many experts, as it does not follow historical precedent. In the past, when the Fed has increased the Fed Funds rate, all other rates have gone up in lockstep. So far the opposite has been true. Two influences might be at work here. First, we must remember that the increase in interest rates is starting from an extraordinarily low base - i.e. 1%. This level of Fed Funds was unprecedented as the Fed drove interest rates down to prevent deflation. Interest rates, even at 1.75%, are below the current inflation rate (approximately 21/2%) and the Fed wants to achieve neutrality - i.e. the Fed Funds rate equal to the inflation rate. So, it could be argued that with the Fed raising interest rates to at least a neutral position before there is any sign of increasing inflation, the Fed is acting to curb inflation and thus bond traders are happy to own bonds. Another explanation might be "the carry trade". When it was feared that the Fed would dramatically raise interest rates in the Spring, bond traders unwound positions sending yields higher. After it became evident that the Fed was not going to raise interest rates quickly, bond traders started to dip their toes back in the water and borrow money at inexpensive rates to buy longer dated bonds at higher yields - working the spread of interest rates between the two pieces of paper. Eventually when interest rates reach neutrality, interest rates will go up and bond prices will dip. So in spite of the short term anomalous situation that the bond market finds itself in at the moment, we would expect that bonds will revert to the norm in the face of rising interest rates promulgated by the Federal Reserve.

      Certainly making a lot of headlines today is the price of oil as it trades above $50 a barrel. Because our economy has become far more fuel efficient, no longer do people seem to be concerned that oil trading at such levels would create inflation problems. Rather, most experts are concerned that if oil were to stay at these levels, even-tually it could slow the U.S. economy, perhaps demonstrably. We contend that there is no fundamental reason for the price of oil to be at these high levels. Oil inventories are sufficient around the world and refinery systems are working "without a hitch". Certainly there continues to be sabotage of Iraqi pipelines and hurricanes in the Gulf of Mexico, as well as political disruption in Nigeria. Nevertheless, the world has lived with disruptions caused by nature in the past and oil companies have continued to pump crude out of the Nigerian delta for years despite periodic political difficulties. In spite of sabotage, oil is coming out of Iraq. It does get interrupted but pipelines are fairly quickly repaired. In an effort to reduce the price, most members of OPEC, especially the Saudis, have ramped up production and are now producing way above their official quotas and even above their "cheating" quotas. But it all seems to be to no avail as the price continues to rise. There is a "security premium" which has been introduced to the marketplace by oil traders and hedge funds. Various experts would argue that this security premium is valued at anywhere from $10 to $20 per barrel. These traders are playing on fears of supply disruption and the image of gas lines down American streets. There was a recent article in the Financial Times, which discussed a new conclusion by the U.S. government - the final arbiter of adequate crude inventory in the U.S. In 1998 the U.S. government determined that for the American refinery system to work well the U.S. needed to have approximately 270 million barrels of crude oil in storage. In the ensuing years since 1998, the oil refinery system has become more efficient because oil companies were not interested in holding inventories due to the backwardation1 of the oil price curve. Consequently, the U.S. government is about to issue a report that will say that the appropriate amount of inventory has been reduced to 250 million barrels. According to the most recent inventory statistic reported, U.S. inventories now stand at 269.5 million barrels - i.e. the American refinery system is well supplied and there should be no particular worries. Hopefully, somebody in the futures pits will focus on this key statistic.

      Lastly, election fever has hit and November will soon be upon us. Mr. Bush seems to be in the lead at the moment on the eve of the first Presidential debate. The equity markets both here and abroad would seem to favor a Bush victory because his presidency has certainly been more "investor" friendly. Mr. Kerry is not as well liked by most market makers. So with polls indicating that Mr. Bush is in the lead, markets would tend to do better and with Mr. Kerry in the lead markets would tend to do worse. It has been historically true that it doesn't matter which party is occupying the White House. So once we get beyond the election, at least that bit of investor uncertainty (i.e. who is going to be president), will be out of the way. We still believe that Mr. Bush will win the election and as we noted on our predictions, "by a landslide".

      The U.S. economy continues to gather some steam. Inflation is not a worry. Interest rates are still low, but are rising. World trade is extremely strong. The price of oil is at a very inflated level and we (like so many others) believe it must go down. The operative question is when? Headlines continue to be disturbing, especially about Iraq. The presidential political season is in full swing and the mud slinging is getting torqued up. The fundamentals would suggest good returns in the stock market. The noise in the newspapers and over the television nightly news has drowned out the positives for now - but they will surface in the near future.

----------
(1) Backwardation describes a phenomenon in the futures market when near dated crude oil contracts are priced more expensively than far dated contracts. Consequently, oil companies have no incentive to hold large oil inventories; because they become less valuable as time marches on.

The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

The Fund received fee waivers and expense reimbursements from the sub-advisor without which the performance would have been less favorable. Returns noted, unless otherwise indicated, are total returns, with dividends and capital gains reinvested. Returns noted do not reflect the Class A shares' maximum sales charge (load) of 5.50%. If the sales charge was reflected, returns would be less than those indicated. Performance data for Class C shares will differ from Class A shares due to difference in sales charges and expenses.

BALDWIN LARGE CAP GROWTH PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

  Date        Class A     Class C     Benchmark
08/30/00      10,000                   10,000
10/31/00      10,025                    9,527
01/31/01      10,174                    9,132
04/30/01      10,191                    8,377
07/31/01       9,516                    8,147
10/31/01       8,250                    7,154
01/31/02       8,703                    7,657
04/30/02       8,390                    7,319
07/31/02       6,901                    6,222
10/31/02       6,732                    6,074
01/31/03       6,453                    5,895
04/30/03       6,825                    6,345
07/31/03       7,290                    6,884
10/31/03       7,815                    7,337
01/31/04       8,415                    7,933
03/01/04                  10,000        7,921
04/30/04       8,288       9,644        7,797
07/31/04       8,052       9,348        7,791
10/31/04       8,178       9,486        8,028

S&P 500
                         Average Annual Total Return(d)

                                                                                       Commencement of operations
                                                        1 Year                             through 10/31/04
                                        with sales charge   without sales charge   with sales charge   without sales charge
Class A (inception date 08/30/2000)(b)                n/a                  4.65%                 n/a                (4.70)%
Class C (inception date 03/01/2004)(c)            (5.83)%                (4.84)%             (5.83)%                (4.84)%
S&P 500**                                             n/a                  9.42%                 n/a                (5.13)%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.
(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.
(c) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.
(d) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.
** The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States.

CUMBERLAND TAXABLE INCOME PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2004
--------------------------------------------------------------------------------

Penn Street Funds
Cumberland Taxable Income Fund

      The Cumberland Taxable Income Bond Fund managed to generate positive, market competitive returns in a very difficult environment for fixed income investors. For the calendar year through October, the Fund returned 2.16% before fees. The benchmark Lehman Brothers Government/Credit Index returned 4.27%. The trailing twelve-month returns on the fund were 2.00% versus 5.58% for the benchmark. The fund maintained a defense posture as it sought to protect and preserve capital in a rising interest rate environment.

      Duration is defined as the sensitivity of a bond's price in response to a change in market yields; simplistically, longer maturity, lower coupon non-callable bonds have longer durations. The duration of the fund on October 31st was 1.3 years versus 5.5 years for the Lehman Government/Credit Index. This was achieved by using floating rate securities that reset weekly or monthly, coupled with some longer term bonds. This approach is called a "barbell strategy" that avoids intermediate maturities. Intermediate maturity bonds tend to decline in price more than bonds that are utilized in a barbell. The portfolio maintained a high credit quality profile, averaging AA by Moody's or Standard and Poor's.

      The bond market is coming to terms that the Federal Reserve is in the process of removing the extraordinary amount of stimulus that has been injected into the capital markets since 2001. The fed funds rate has risen from a multi-generational low 1.00% this spring to 1.75 percent as of October 31st. Inflation has started to rise from moribund levels and economic activity continues to surprise market watchers by its strength. We believe this process of rising rates will continue well into 2005 and that inflation will surprise to the upside. The fund has maintained a defensive posture and will continue as we expect bond prices to decline further from these levels.

----------
The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

The Fund received fee waivers and expense reimbursements from the sub-advisor without which the performance would have been less favorable. Returns noted, unless otherwise indicated, are total returns, with dividends and capital gains reinvested. Returns noted do not reflect the Class A shares' maximum sales charge (load) of 5.50%. If the sales charge was reflected, returns would be less than those indicated. Performance data for Class C shares will differ from Class A shares due to difference in sales charges and expenses.

CUMBERLAND TAXABLE INCOME PORTFOLIO
CUMULATIVE PERFORMANCE
For the Period from August 30, 2000 to October 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

 Date        Class A     Class C   Benchmark
08/30/00      10,000                10,000
10/31/00      10,025                 9,527
01/31/01      10,174                 9,132
04/30/01      10,191                 8,377
07/31/01       9,516                 8,147
10/31/01       8,250                 7,154
01/31/02       8,703                 7,657
04/30/02       8,390                 7,319
07/31/02       6,901                 6,222
10/31/02       6,732                 6,074
01/31/03       6,453                 5,895
04/30/03       6,825                 6,345
07/31/03       7,290                 6,884
10/31/03       7,815                 7,337
01/31/04       8,415                 7,933
03/01/04                  10,000     7,921
04/30/04       8,288       9,644     7,797
07/31/04       8,052       9,348     7,791
10/31/04       8,178       9,486     8,028

                         Average Annual Total Return(d)

                                                                                         Commencement of operations
                                                       1 Year                                 through 10/31/04
                                        with sales charge   without sales charge   with sales charge   without sales charge
Class A (inception date 08/30/2000)(b)                n/a                  2.00%                 n/a                  6.44%
Class C (inception date 03/01/2004)(c)            (0.35)%                  0.65%             (0.35)%                  0.65%
Lehman Aggregate Bond Index**                         n/a                  5.54%                 n/a                  7.66%
Lehman Government/Credit Index**                      n/a                  5.58%                 n/a                  7.98%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.
(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.
(c) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.
(d) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.
** The Lehman Aggregate Bond Index is an unmanaged index measuring the relative performance of a basket containing a broad range of fixed income securities. The Lehman Government/Credit Index is an unmanaged index measuring the relative performance of a basket of investment grade fixed income securities.

BERKSHIRE ADVISORS SELECT EQUITY PORTFIOLO
CUMULATIVE PERFORMANCE
For the Period from April 2, 2003 to October 31, 2004
--------------------------------------------------------------------------------

      During the 12 months ended October 31, 2004, the US stock market showed solid improvement as the recovering economy coupled with corporate earnings growth and low interest rates added to the market recovery. During that same period, the Select Equity Portfolio posted positive single digit returns of 5.49%, while slightly lagging the S&P 500 benchmark. The aggregate fund return since inception is 11.09%.

      From November through March, low interest rates and job creation fueled market anticipation for consumer confidence and spending. A broad base rally was in place as this was boding well for blue chip companies alike.

      In April 2004, various economic reports pointed to robust job and consumer demand growth. This triggered fear of rising interest rates by the Federal Reserve all of which led to the market uncertainty as well as market declines.

      Higher interest rates, oil prices, surprises in the drug and pharmaceutical sectors, an increasing U.S. budget deficit and an unknown presidential outcome all fueled market fear.

      This sparked a correction across various sectors of the market including financials, consumer discretionary, consumer staples, and pharmaceuticals, while the oil and gas sectors emerged clear winners. To that regard, portfolio holdings exposed to these areas traded lower, thus holding back the Fund's total return.

      Winning fund sectors were in materials and oil & gas. Several individual companies adding positive results to the fund were: GE, JP Morgan, Caterpillar, Masco Corporation, Exxon Mobile, and OxyPetroleum.

      The Fund continues to seek investments in companies that, in our opinion, signify undervalued companies that represent large cap, blue chip names and also possess strong dividend-paying capabilities.

      A special thank you to all of our fellow shareholders in Berks County for your trust and confidence in the Fund.

----------
The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

The Fund received fee waivers and expense reimbursements from the sub-advisor without which the performance would have been less favorable. Returns noted, unless otherwise indicated, are total returns, with dividends and capital gains reinvested. Returns noted do not reflect the Class A shares' maximum sales charge (load) of 5.50%. If the sales charge was reflected, returns would be less than those indicated. Performance data for Class C shares will differ from Class A shares due to difference in sales charges and expenses.

BERKSHIRE ADVISORS SELECT EQUITY PORTFIOLO
CUMULATIVE PERFORMANCE
For the Period from April 2, 2003 to October 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

  Date       Class A    Class C    Benchmark
04/02/03     10,000                 10,000
04/30/03     10,080                 10,694
07/31/03     10,220                 11,602
10/31/03     10,530                 12,364
01/31/04     11,300                 13,368
03/01/04                 10,000     13,350
04/30/04     11,129       9,571     13,140
07/31/04     11,008       9,441     13,130
10/31/04     11,109       9,502     13,529

S&P 500

                                  Average Annual Total Return(d)

                                                                                       Commencement of operations
                                                         1 Year                            through 10/31/04
                                         with sales charge   without sales charge   with sales charge   without sales charge
Class A (inception date 04/02/2003)(b)                 n/a                  5.49%                 n/a                  6.85%
Class C (inception date 03/01/2004)(c)             (5.48)%                (4.53)%             (5.48)%                (4.53)%
S&P 500**                                              n/a                  9.42%                 n/a                 20.99%

----------
(a) The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.
(b) Effective February 27, 2004, the Class A shares began charging a front-end sales charge of 5.50%.
(c) Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within 13 months after purchase.
(d) The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.
** The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States.

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with such requirement.

-------------------------------------------------------------------------------------------------------
MCGLINN BALANCED PORTFOLIO                                                 October 31, 2004 (Unaudited)

            Top Ten Holdings                                                 Asset Allocation
            (% of Net Assets)                                               (% of Net Assets)
United States Treasury Note/Bond              4.17%      Financial                                19.78%
United States Treasury Note/Bond              2.31%      Communications                           16.04%
Merrill Lynch & Co., Inc.                     2.00%      Government                               12.62%
General Electric Co.                          1.90%      Consumer, Non-cyclical                   11.80%
United States Treasury Note/Bond              1.85%      Technology                                9.25%
Emerson Electric Co.                          1.78%      Industrial                                8.80%
American International Group                  1.69%      Energy                                    8.76%
International Business Machines               1.66%      Basic Materials                           7.28%
Citigroup, Inc.                               1.65%      Utilities                                 1.98%
Comcast Corp.                                 1.64%      Other Assets less Liabilities, Net        3.69%
                                             ------                                              -------
                                             20.65%                                              100.00%
                                             ======                                              =======
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PENN STREET SECTOR ROTATIONAL PORTFOLIO                                    October 31, 2004 (Unaudited)

                   Top Ten Holdings                                         Asset Allocation
                  (% of Net Assets)                                        (% of Net Assets)
Chevron Texaco Corp.                          3.00%     Energy                                    17.59%
Black & Decker Corp.                          2.99%     Consumer, Cyclical                        17.40%
ConocoPhillips                                2.89%     Financial                                 16.47%
Occidental Petroleum Corp.                    2.75%     Industrial                                14.92%
Exxon/Mobile Corp.                            2.71%     Consumer, Non-cyclical                    13.00%
Nucor Corp.                                   2.52%     Basic Materials                            7.73%
TXU Corp.                                     2.46%     Communications                             4.58%
Home Depot, Inc.                              2.45%     Technology                                 3.10%
FedEx Corp.                                   2.44%     Utilities                                  2.46%
Norfolk Southern Corp.                        2.38%     Other Assets less Liabilities, Net         2.75%
                                             ------                                              -------
                                             26.59%                                              100.00%
                                             ======                                              =======
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
BALDWIN LARGE CAP GROWTH PORTFOLIO                                         October 31, 2004 (Unaudited)

              Top Ten Holdings                                              Asset Allocation
              (% of Net Assets)                                            (% of Net Assets)
Schlumberger Limited                           3.09%    Consumer, Non-cyclical                    28.85%
Wells Fargo & Co.                              3.01%    Financial                                 18.89%
Apache Corp.                                   2.85%    Technology                                16.16%
Citigroup, Inc.                                2.75%    Communications                             8.63%
MBNA Corp.                                     2.73%    Energy                                     8.49%
Wellpoint Health Networks, Inc.                2.68%    Industrial                                 7.42%
JP Morgan Chase & Co.                          2.67%    Consumer, Cyclical                         6.24%
Procter & Gamble Co.                           2.66%    Basic Materials                            2.56%
Merrill Lynch & Co.                            2.64%    Utilities                                  1.21%
Fannie Mae                                     2.63%    Other Assets less Liabilities, Net         1.55%
                                              ------                                             -------
                                              27.71%                                             100.00%
                                              ======                                             =======
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CUMBERLAND TAXABLE INCOME PORTFOLIO                                        October 31, 2004 (Unaudited)

                   Top Ten Holdings                                         Asset Allocation
                  (% of Net Assets)                                        (% of Net Assets)
County Of San Diego                          13.79%     Government                                67.68%
Philadelphia Authority                       10.65%     Other Assets less Liabilities, Net        32.32%
GNMA                                          6.59%
Broward County                                5.85%
Wilkes Barre                                  5.73%
Texas ST                                      5.70%
GNMA                                          5.38%
New York ST Urban                             5.28%
Pennsylvania ST Var                           5.28%
FHLMC                                         5.28%
                                             ------                                              -------
                                             69.53%                                              100.00%
                                             ======                                              =======
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO                                 October 31, 2004 (Unaudited)

               Top Ten Holdings                                             Asset Allocation
               (% of Net Assets)                                           (% of Net Assets)
Citigroup, Inc.                              5.32%       Consumer, Non-cyclical                   28.78%
Altria Group, Inc.                           4.84%       Financial                                21.78%
General Electric Co.                         4.78%       Industrial                               11.91%
E.I. du Pont De Nemours & Co.                4.71%       Consumer, Cyclical                        8.46%
General Motors Corp.                         4.62%       Communications                            7.29%
GlaxoSmithkline PLC                          3.39%       Technology                                6.77%
Merck & Co.                                  3.13%       Energy                                    5.41%
Hartford Financial Services Group            2.92%       Basic Materials                           4.71%
Intel Corp.                                  2.89%       Other Assets less Liabilities, Net        4.89%
Bank of America Corp.                        2.69%
                                            ------                                               -------
                                            39.29%                                               100.00%
                                            ======                                               =======
--------------------------------------------------------------------------------------------------------

THE PENN STREET FUNDS, INC.
About Your Portfolio's Expenses (Unaudited)
--------------------------------------------------------------------------------

Expenses

As a shareholder of the Penn Street Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2004, through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, low balance fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

THE PENN STREET FUNDS, INC.
About Your Portfolio's Expenses (Unaudited)
--------------------------------------------------------------------------------

                                                            McGlinn Balanced
                                                               Portfolio
                                       -------------------------------------------------------
                                                                                  Expenses
                                                                                    Paid
                                                                                   During
                                                                                  Period*
                                         Beginning             Ending           May 1, 2004
                                       Account Value       Account Value          Through
                                        May 1, 2004       October 31, 2004    October 31, 2004
                                       -------------------------------------------------------
Actual - Class A                        $ 1,000.00          $ 1,012.40            $   8.85
Hypothetical - Class A
      (5% return before expenses)         1,000.00            1,016.25                8.87
Actual - Class C                          1,000.00            1,008.10               12.62
Hypothetical - Class C
      (5% return before expenses)         1,000.00            1,012.50               12.65

----------
Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A and 2.50% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 1.24% for Class A and 0.81% for Class C for the six-month period of May 1, 2004, to October 31, 2004.

                                                 Penn Street Sector Rotational Portfolio
                                          -------------------------------------------------------
                                                                                  Expenses Paid
                                                                                  During Period*
                                            Beginning              Ending          May 1, 2004
                                          Account Value        Account Value         Through
                                           May 1, 2004        October 31, 2004   October 31, 2004
                                          -------------------------------------------------------
Actual - Class A                           $ 1,000.00           $ 1,075.50          $  9.13
Hypothetical - Class A
      (5% return before expenses)            1,000.00             1,016.25             8.87
Actual - Class C                             1,000.00             1,073.90            13.03
Hypothetical - Class C
      (5% return before expenses)            1,000.00             1,012.50            12.65

----------
* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A and 2.50% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.55% for Class A and 7.39% for Class C for the six-month period of May 1, 2004, to October 31, 2004.

THE PENN STREET FUNDS, INC.
About Your Portfolio's Expenses (Unaudited)
--------------------------------------------------------------------------------

                                               Baldwin Large Cap Growth Portfolio
                                      -----------------------------------------------------
                                                                            Expenses Paid
                                                                            During Period*
                                        Beginning            Ending          May 1, 2004
                                      Account Value      Account Value         Through
                                       May 1, 2004      October 31, 2004   October 31, 2004
                                      -----------------------------------------------------
Actual - Class A                       $ 1,000.00         $   986.70           $  8.74
Hypothetical - Class A
      (5% return before expenses)        1,000.00           1,016.25              8.87
Actual - Class C                         1,000.00             983.70             12.47
Hypothetical - Class C
      (5% return before expenses)        1,000.00           1,012.50             12.65

----------
* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A and 2.50% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (1.33) % for Class A and (1.63) % for Class C for the six-month period of May 1, 2004, to October 31, 2004.

                                                 Cumberland Taxable Income Portfolio
                                         -----------------------------------------------------
                                                                               Expenses Paid
                                                                               During Period*
                                           Beginning            Ending          May 1, 2004
                                         Account Value      Account Value         Through
                                          May 1, 2004      October 31, 2004   October 31, 2004
                                         -----------------------------------------------------
Actual - Class A                          $ 1,000.00         $ 1,024.00          $  8.90
Hypothetical - Class A
      (5% return before expenses)           1,000.00           1,016.25             8.87
Actual - Class C                            1,000.00           1,020.60            12.70
Hypothetical - Class C
      (5% return before expenses)           1,000.00           1,012.50            12.65

----------
* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A and 2.50% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.40% for Class A and 2.06% for Class C for the six-month period of May 1, 2004, to October 31, 2004.

THE PENN STREET FUNDS, INC.
About Your Portfolio's Expenses (Unaudited)
--------------------------------------------------------------------------------

                                          Berkshire Advisors Select Equity Portfolio
                                       ------------------------------------------------------
                                                                             Expenses Paid
                                                                             During Period*
                                         Beginning            Ending          May 1, 2004
                                       Account Value      Account Value         Through
                                        May 1, 2004      October 31, 2004    October 31, 2004
                                       ------------------------------------------------------
Actual - Class A                        $ 1,000.00         $   998.20           $ 10.05
Hypothetical - Class A
      (5% return before expenses)         1,000.00           1,015.00             10.13
Actual - Class C                          1,000.00             992.80             13.78
Hypothetical - Class C
      (5% return before expenses)         1,000.00           1,011.25             13.90

----------
* Expenses are equal to the Fund's annualized expense ratio of 2.00% for Class A and 2.75% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (0.18) % for Class A and (0.72) % for Class C for the six-month period of May 1, 2004, to October 31, 2004.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------
COMMON STOCKS--63.64%

    Aerospace & Defense--1.53%
        Lockheed Martin Corp.                                  300  $    16,527
                                                                    -----------

    Banks--0.83%
        Bank of America Corp.                                  200        8,958
                                                                    -----------

    Biotechnology--1.58%
        Amgen, Inc.*                                           300       17,040
                                                                    -----------

    Chemicals--1.58%
        E.I. Du Pont de Nemours & Co.                          200        8,574
        Praxair, Inc.                                          200        8,440
                                                                    -----------
                                                                         17,014
                                                                    -----------

    Computer Software & Services--1.17%
         Oracle Corp.*                                       1,000       12,660
                                                                    -----------

    Computers--3.79%
        Hewlett-Packard Co.                                    600       11,196
        International Business Machines Corp.                  200       17,950
        Unisys Corp.*                                        1,100       11,682
                                                                    -----------
                                                                         40,828
                                                                    -----------

    Cosmetics & Toiletries--0.97%
        Colgate-Palmolive Co.                                  100        4,462
        Kimberly-Clark Corp.                                   100        5,967
                                                                    -----------
                                                                         10,429
                                                                    -----------

    Diversified Manufacturing--4.94%
        General Electric Co.                                   600       20,472
        Honeywell International, Inc.                          400       13,472
        Ingersoll-Rand Co.                                     100        6,844
        Tyco International Ltd.                                400       12,460
                                                                    -----------
                                                                         53,248
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------
    Electronics & Electrical Components--1.78%
        Emerson Electric Co.                                   300  $    19,215
                                                                    -----------

    Financial Services--5.74%
        Citigroup, Inc.                                        400       17,748
        Goldman Sachs Group, Inc.                              100        9,838
        MBNA Corp.                                             300        7,689
        Merrill Lynch & Co., Inc.                              400       21,576
        Morgan Stanley                                         100        5,109
                                                                    -----------
                                                                         61,960
                                                                    -----------

    Food & Beverages--2.25%
        H.J. Heinz Co.                                         300       10,905
        Kraft Foods, Inc.                                      400       13,324
                                                                    -----------
                                                                         24,229
                                                                    -----------

    Forest Products & Paper--2.85%
        Boise Cascade Corp.                                    400       11,808
        Bowater, Inc.                                          200        7,368
        International Paper Co.                                300       11,553
                                                                    -----------
                                                                         30,729
                                                                    -----------

    Healthcare--Products--1.42%
        Medtronic, Inc.                                        300       15,333
                                                                    -----------

    Insurance--4.48%
        American International Group, Inc.                     300       18,213
        PartnerRe Ltd.                                         100        5,815
        St. Paul Travelers Co., Inc.                           310       10,528
        The Allstate Corp.                                     200        9,618
        UnumProvident Corp.                                    300        4,098
                                                                    -----------
                                                                         48,272
                                                                    -----------

    Medical Products--1.09%
        Bristol-Myers Squibb Co.                               500       11,715
                                                                    -----------

    Metal Fabricate & Hardware--0.90%
        Alcoa, Inc.                                            300        9,750
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------
    Multimedia--4.22%
        Comcast Corp.*                                         600  $    17,700
        Dow Jones & Co., Inc.                                  300       13,275
        Viacom, Inc.                                           400       14,596
                                                                    -----------
                                                                         45,571
                                                                    -----------

    Oil & Gas--7.30%
        BP p.l.c.--ADR--Great Britain                          200       11,650
        Diamond Offshore Drilling                              300       10,140
        Marathon Oil Corp.                                     300       11,433
        Occidental Petroleum Corp.                             200       11,166
        Transocean, Inc.*                                      500       17,625
        Unocal Corp.                                           400       16,700
                                                                    -----------
                                                                         78,714
                                                                    -----------

    Pharmaceuticals--3.45%
        Abbott Laboratories                                    300       12,789
        Merck & Co., Inc.                                      300        9,393
        Pfizer, Inc.                                           520       15,054
                                                                    -----------
                                                                         37,236
                                                                    -----------

    Retail--1.25%
        Dollar General Corp.                                   700       13,475
                                                                    -----------

    Semiconductors--3.21%
        Analog Devices, Inc.                                   300       12,078
        Intel Corp.                                            200        4,452
        Teradyne, Inc.*                                        500        8,280
        Texas Instruments, Inc.                                400        9,780
                                                                    -----------
                                                                         34,590
                                                                    -----------

    Telecommunications--7.31%
        Alltel Corp.                                           300       16,479
        Cisco Systems, Inc.*                                   700       13,447
        Motorola, Inc.                                         800       13,808
        Nokia OYJ--ADR--Finland                                700       10,794
        SBC Communications, Inc.                               500       12,630
        Verizon Communications, Inc.                           300       11,730
                                                                    -----------
                                                                         78,888
                                                                    -----------
        Total Common Stocks (Cost $648,148)                             686,381
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------
CORPORATE BONDS--22.62%

    Aerospace & Defense--0.55%
        Lockheed Martin Corp., 8.20% due 12/1/2009        $  5,000  $     5,959
                                                                    -----------

    Banks--1.93%
        Bank of America Corp., 6.25% due 4/15/2012           5,000        5,580
        Compass Bank, 2.80% due 8/19/2009                    4,545        4,381
        Corp Andina de Fomento CAF, 6.875% due 3/15/2012     5,000        5,608
        Wells Fargo & Co., 5.125% due 2/15/2007              5,000        5,217
                                                                    -----------
                                                                         20,786
                                                                    -----------

    Chemicals--0.98%
        E.I. Du Pont de Nemours & Co., 4.875%
          due 4/30/2014                                      5,000        5,132
        Nova Chemical Corp., 7.40% due 4/1/2009              5,000        5,475
                                                                    -----------
                                                                         10,607
                                                                    -----------

    Computers--1.08%
        Hewlett-Packard Co., 3.625% due 3/15/2008            5,000        5,034
        International Business Machines Corp., 8.375%
          due 11/1/2019                                      5,000        6,649
                                                                    -----------
                                                                         11,683
                                                                    -----------

    Financial Services--7.12%
        Bayerische Landesbank/New York, 2.60%
          due 10/16/2006                                     5,000        4,968
        Capital One Bank, 6.875% due 2/1/2006                3,000        3,149
        Citigroup, Inc., 5.00% due 9/15/2014                 5,000        5,073
        Core Investment Grade Bond Trust, 4.727%
          due 11/30/2007                                    10,000       10,342
        Ford Motor Credit Co., 5.625% due 10/1/2008          5,000        5,170
        FPL Group Capital, Inc., 7.625% due 9/15/2006        5,000        5,417
        GATX Financial Corp., 6.273% due 6/15/2011           5,000        5,273
        General Motors Acceptance Corp., 6.125%
          due 9/15/2006                                      5,000        5,190
        Household Finance Corp., 6.75% due 5/15/2011         5,000        5,656
        International Lease Finance Corp., 5.625%
          due 6/1/2007                                       5,000        5,267
        JPMorgan Chase & Co., 4.00% due 2/1/2008             2,000        2,035
        Lehman Brothers Holdings, Inc., 8.25%
          due 6/15/2007                                      5,000        5,631
        Merrill Lynch & Co., Inc., 4.75% due 11/20/2009      5,000        5,182
        Morgan Stanley, 6.60% due 4/1/2012                   3,000        3,381
        SLM Corp., 5.00% due 10/1/2013                       5,000        5,076
                                                                    -----------
                                                                         76,810
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------

    Food & Beverages--0.51%
        Kraft Foods, Inc., 6.25% due 6/1/2012             $  5,000  $     5,503
                                                                    -----------

    Forest Products & Paper--0.97%
        Abitibi-Consolidated, Inc., 6.95% due 12/15/2006     5,000        5,200
        Georgia-Pacific Corp., 7.50% due 5/15/2006           5,000        5,294
                                                                    -----------
                                                                         10,494
                                                                    -----------

    Healthcare--Services--0.54%
        HCA, Inc., 8.75% due 9/1/2010                        5,000        5,765
                                                                    -----------

    Multimedia--1.56%
        Comcast Cable Communications, 6.75% due 1/30/2011    5,000        5,609
        Time Warner, Inc., 6.75% due 4/15/2011               5,000        5,627
        Walt Disney Co., 6.375% due 03/1/2012                5,000        5,570
                                                                    -----------
                                                                         16,806
                                                                    -----------

    Oil & Gas--1.46%
        Conoco Funding Co., 5.45% due 10/15/2006            10,000       10,473
        Pemex Project Funding Master Trust, 6.125%
          due 8/15/2008                                      5,000        5,300
                                                                    -----------
                                                                         15,773
                                                                    -----------

    Special Purpose--0.51%
        AIG SunAmerica Global Financing, 6.30%
          due 5/10/2011                                      5,000        5,514
                                                                    -----------

    Telecommunications--2.95%
        Deutsche Telekom International Finance, 8.00%
          due 6/15/2010                                      3,000        3,614
        Sprint Capital Corp., 7.125% due 1/30/2006           6,000        6,311
        Verizon Global Funding Corp., 7.375% due 9/1/2012   10,000       11,879
        Verizon Wireless Capital Corp., 1.24%
          due 5/23/2005                                     10,000        9,997
                                                                    -----------
                                                                         31,801
                                                                    -----------

    Transportation--0.48%
        CSX Corp., 4.875% due 11/1/2009                      5,000        5,162
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------

    Utilities--1.98%
        American Electric Power Co., Inc., 5.375%
          due 3/15/2010                                   $  5,000  $     5,295
        Duke Energy Corp., 5.30% due 10/1/2015               5,000        5,164
        FirstEnergy Corp., 5.50% due 11/15/2006              5,000        5,203
        SCANA Corp., 6.875% due 5/15/2011                    5,000        5,702
                                                                    -----------
                                                                         21,364
                                                                    -----------
        Total Corporate Bonds (Cost $240,382)                           244,027
                                                                    -----------

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS--12.62%

    Federal Home Loan Bank--0.93%
        Federal Home Loan Bank, 2.50% due 12/15/2005        10,000       10,008
                                                                    -----------

    Federal Home Loan Mortgage Corp.--1.84%
        Freddie Mac, 2.875% due 9/15/2005                   15,000       15,064
        Freddie Mac (Gold) Pool M90919, 4.00%
          due 5/1/2009                                       4,770        4,823
                                                                    -----------
                                                                         19,887
                                                                    -----------

    Federal National Mortgage Association--0.48%
        Fannie Mae, 4.75% due 1/2/2007                       5,000        5,183
                                                                    -----------

    United States Treasury Notes--9.37%
        U.S. Treasury Note, 1.25% due 5/31/2005             25,000       24,877
        U.S. Treasury Note, 2.125% due 10/31/2004           45,000       45,000
        U.S. Treasury Note, 3.875% due 2/15/2013            20,000       20,006
        U.S. Treasury Note, 5.75% due 8/15/2010             10,000       11,183
                                                                    -----------
                                                                        101,066
                                                                    -----------
        Total U.S. Government & Government Agency
          Obligations (Cost $136,559)                                   136,144
                                                                    -----------

                                                           Shares
                                                           ------

    WARRANTS--0.00%

        Washington Mutual, Inc., Litigation Tracking           300           36
        Warrant* Expiration 11/22/2005
                                                                    -----------

        Total Warrants (Cost $44)                                            36
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

McGLINN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------
SHORT-TERM INVESTMENTS--0.84%

    Money Market
        Harleysville National Bank Money Market, 1.57%(a) $  9,021  $     9,021
                                                                    -----------
    Total Short-Term Investments (Cost $9,021)                            9,021
                                                                    -----------
Total Value of Investments (Cost $1,034,154)--99.72%                  1,075,609
Assets in Excess of Other Liabilities, Net--0.28%                         3,049
                                                                    -----------
Total Net Assets--100.00%                                           $ 1,078,658
                                                                    ===========

----------
* Non-Income producing security
ADR American Depositary Receipt
(a) Variable rate security, the coupon rate shown represents the rate at October 31, 2004

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                     The Penn Street Fund, Inc.
--------------------------------------------------------------------------------
                                                                         Market
                                                            Shares       Value
                                                            ------       ------
COMMON STOCKS - 97.25%

    Apparel--3.22%
        Coach, Inc.                                          2,200  $   102,586
        Nike, Inc.                                           1,400      113,834
                                                                    -----------
                                                                        216,420
                                                                    -----------

    Auto Manufacturers--4.25%
        Harley-Davidson, Inc.                                2,300      132,411
        Paccar, Inc.                                         2,200      152,482
                                                                    -----------
                                                                        284,893
                                                                    -----------

    Auto Parts & Equipment--1.54%
        Johnson Controls, Inc.                               1,800      103,230
                                                                    -----------

    Banks--1.98%
        Wachovia Corp.                                       2,700      132,867
                                                                    -----------

    Computer Software & Services--2.09%
        Dell, Inc.*                                          4,000      140,240
                                                                    -----------

    Consumer Products--1.19%
        Fortune Brands, Inc.                                 1,100       80,102
                                                                    -----------

    Containers--1.90%
        Ball Corp.                                           3,200      127,520
                                                                    -----------

    Cosmetics & Toiletries--3.06%
        Johnson & Johnson                                    2,200      128,436
        Procter & Gamble Co.                                 1,500       76,770
                                                                    -----------
                                                                        205,206
                                                                    -----------

    Diversified Manufacturing--1.62%
        Eaton Corp.                                          1,700      108,715
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Financial Services--13.15%
        AMBAC Financial Group, Inc.                          1,300  $   101,478
        American Express Co.                                 3,000      159,210
        Bear Stearns Cos., Inc.                              1,400      132,650
        Capital One Financial Corp.                          1,600      118,016
        Doral Financial Corp.                                2,000       83,960
        Goldman Sachs Group, Inc.                            1,400      137,732
        Wells Fargo & Company                                2,500      149,300
                                                                    -----------
                                                                        882,346
                                                                    -----------

    Food & Beverages--2.27%
        Hershey Foods Corp.                                  3,000      152,070
                                                                    -----------

    Forest Products & Paper--3.19%
        Georgia-Pacific Corp.                                4,000      138,360
        Louisiana-Pacific Corp.                              3,100       75,981
                                                                    -----------
                                                                        214,341
                                                                    -----------

    Healthcare-Services--6.48%
        Anthem, Inc.*                                        1,500      120,600
        Coventry Health Care, Inc.*                          1,300       53,170
        Stryker Corp.                                        2,700      116,343
        UnitedHealth Group, Inc.                             2,000      144,800
                                                                    -----------
                                                                        434,913
                                                                    -----------

    Home Builders--3.81%
        D.R. Horton, Inc.                                    3,725      111,750
        KB Home                                              1,750      143,937
                                                                    -----------
                                                                        255,687
                                                                    -----------

    Insurance--1.34%
        AFLAC, Inc.                                          2,500       89,700
                                                                    -----------

    Internet Software & Services--1.95%
        Symantec Corp.*                                      2,300      130,962
                                                                    -----------

    Iron & Steel Production--2.52%
        Nucor Corp.                                          4,000      168,920
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                     The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Machinery--1.34%
        Deere & Co.                                          1,500  $    89,670
                                                                    -----------

    Metal Fabricate & Hardware--2.02%
        Phelps Dodge Corp.                                   1,550      135,687
                                                                    -----------

    Multimedia--0.95%
        Meredith Corp.                                       1,300       63,700
                                                                    -----------

    Oil & Gas--17.59%
        Anadarko Petroleum Corp.                             2,200      148,390
        Burlington Resources, Inc.                           3,400      141,100
        Chevron Texaco Corp.                                 3,800      201,628
        ConocoPhillips                                       2,300      193,913
        Exxon Mobil Corp.                                    3,700      182,114
        Occidental Petroleum Corp.                           3,300      184,239
        Oneok, Inc.                                          4,800      128,736
                                                                    -----------
                                                                      1,180,120
                                                                    -----------

    Retail--4.58%
        American Eagle Outfitters, Inc.                      3,500      143,080
        Home Depot, Inc.                                     4,000      164,320
                                                                    -----------
                                                                        307,400
                                                                    -----------

    Semiconductors--1.01%
        Lam Research Corp.*                                  2,600       67,678
                                                                    -----------

    Telecommunications--1.68%
        QUALCOMM, Inc.                                       2,700      112,887
                                                                    -----------

    Tools--2.99%
        Black & Decker Corp                                  2,500      200,700
                                                                    -----------

    Transportation Services--7.07%
        FedEx Corp.                                          1,800      164,016
        J.B. Hunt Transport Services, Inc.                   3,700      151,182
        Norfolk Southern Corp.                               4,700      159,565
                                                                    -----------
                                                                        474,763
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

PENN STREET SECTOR ROTATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Utilities--2.46%
        TXU Corp.                                            2,700  $   165,294
                                                                    -----------
        Total Common Stocks (Cost $5,489,399)                         6,526,031
                                                                    -----------

    EQUITY FUND--1.01%
        Standard & Poor's Depository Receipts
          Trust Series 1                                       600       68,034
                                                                    -----------

    Total Equity Fund (Cost $66,557)                                     68,034
                                                                    -----------

                                                         Principal
                                                         ---------
SHORT-TERM INVESTMENTS--3.72%

    Money Market
        Harleysville National Bank Money Market, 1.57%(a) $249,702      249,702
                                                                    -----------
    Total Short-Term Investments (Cost $249,702)                        249,702
                                                                    -----------
Total Value of Investments (Cost $5,805,658)--101.98%                 6,843,767
Liabilities in Excess of Other Assets, Net--(1.98%)                    (132,985)
                                                                    -----------
Total Net Assets--100.00%                                           $ 6,710,782
                                                                    ===========

----------
* Non-Income producing security
(a) Variable rate security, the coupon rate shown represents the rate at October 31, 2004

    The accompanying notes are an integral part of the financial statements.

BALDWIN LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------
COMMON STOCKS--98.45%

    Apparel--2.02%
        Coach, Inc.*                                           750  $    34,973
                                                                    -----------

    Banks--3.01%
        Wells Fargo & Co.                                      875       52,255
                                                                    -----------

    Biotechnology--2.37%
        Amgen, Inc.*                                           725       41,180
                                                                    -----------

    Chemicals--2.56%
        Praxair, Inc.                                        1,050       44,310
                                                                    -----------

    Computer Software & Services--1.57%
        Affiliated Computer Services, Inc.*                    500       27,275
                                                                    -----------

    Computers--4.92%
        Dell, Inc.*                                            800       28,048
        Electronic Arts, Inc.*                                 575       25,829
        International Business Machines Corp.                  350       31,412
                                                                    -----------
                                                                         85,289
                                                                    -----------

    Cosmetics & Toiletries--2.66%
        Procter & Gamble Co.                                   900       46,062
                                                                    -----------

    Diversified Manufacturing--4.79%
        3M Co.                                                 550       42,663
        Honeywell International, Inc.                        1,200       40,416
                                                                    -----------
                                                                         83,079
                                                                    -----------

    Educational Services--2.00%
        Apollo Group, Inc.*                                    525       34,650
                                                                    -----------

    Electronics & Electrical Components--1.21%
        Dominion Resources, Inc.                               325       20,904
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

BALDWIN LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Financial Services--13.43%
        Citigroup, Inc.                                      1,075  $    47,697
        Fannie Mae                                             650       45,598
        JPMorgan Chase & Co.                                 1,200       46,320
        MBNA Corp.                                           1,850       47,415
        Merrill Lynch & Co., Inc.                              850       45,849
                                                                    -----------
                                                                        232,879
                                                                    -----------

    Food & Beverages--9.56%
        Constellation Brands, Inc.*                          1,100       43,153
        Starbucks Corp.*                                       650       34,372
        Sysco Corp.                                          1,350       43,565
        Whole Foods Market, Inc.                               550       44,786
                                                                    -----------
                                                                        165,876
                                                                    -----------

    Healthcare--Products--5.01%
        Medtronic, Inc.                                        875       44,721
        Varian Medical Systems, Inc.*                        1,050       42,158
                                                                    -----------
                                                                         86,879
                                                                    -----------

    Healthcare--Services--2.67%
        WellPoint Health Networks, Inc.*                       475       46,388
                                                                    -----------

    Insurance--2.45%
        American International Group, Inc.                     700       42,497
                                                                    -----------

    Internet Software & Services--1.48%
        Symantec Corp.*                                        450       25,623
                                                                    -----------

    Multimedia--2.00%
        Comcast Corp.*                                       1,175       34,663
                                                                    -----------

    Office & Business Equipment--1.45%
        Xerox Corp.*                                         1,700       25,109
                                                                    -----------

    Oil & Gas--8.49%
        Apache Corp.                                           975       49,433
        Exxon Mobil Corp.                                      900       44,298
        Schlumberger Ltd.                                      850       53,499
                                                                    -----------
                                                                        147,230
                                                                    -----------

    Pharmaceuticals--4.58%
        Pfizer, Inc.                                         1,350       39,083
        Teva Pharmaceutical Industries Ltd. ADR--Israel      1,550       40,300
                                                                    -----------
                                                                         79,383
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

BALDWIN LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Retail--4.22%
        Target Corp.                                           775  $    38,766
        Williams-Sonoma, Inc.*                                 900       34,353
                                                                    -----------
                                                                         73,119
                                                                    -----------

    Semiconductors--8.22%
        Analog Devices, Inc.                                   625       25,163
        Intel Corp.                                          1,175       26,155
        KLA--Tencor Corp.*                                     550       25,042
        L-3 Communications Holdings, Inc.                      625       41,206
        Texas Instruments, Inc.                              1,025       25,061
                                                                    -----------
                                                                        142,627
                                                                    -----------

    Telecommunications--5.15%
        Cisco Systems, Inc.*                                 1,225       23,532
        Nextel Communications, Inc.*                           925       24,503
        Vodafone Group PLC ADR--Great Britian                1,600       41,264
                                                                    -----------
                                                                         89,299
                                                                    -----------

    Transportation Services--2.63%
        FedEx Corp.                                            500       45,560
                                                                    -----------

    Total Common Stocks (Cost $1,459,054)                             1,707,109
                                                                    -----------

                                                         Principal
                                                         ---------
SHORT-TERM INVESTMENTS--3.52%

    Money Market
        Harleysville National Bank Money Market, 1.57%(a) $ 61,079       61,079
                                                                    -----------

    Total Short-Term Investments (Cost $61,079)                          61,079
                                                                    -----------
Total Value of Investments (Cost $1,520,133)--101.97%                 1,768,188
Liabilities in Excess of Other Assets, Net--(1.97%)                     (34,159)
                                                                    -----------
Total Net Assets--100.00%                                           $ 1,734,029
                                                                    ===========

----------
*Non-Income producing security
ADR American Depositary Receipt
(a) Variable rate security, the coupon rate shown represents the rate at October 31, 2004

    The accompanying notes are an integral part of the financial statements.

CUMBERLAND TAXABLE INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                     The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------
MUNICIPAL BONDS--42.65%

    Florida--5.85%
        Broward County, 8.01% due 09/01/2017              $100,000  $   110,924
                                                                    -----------

    Georgia--4.39%
        Atlanta & Fulton County Recreation Authority,
          7.00% due 12/01/2028                              75,000       83,288
                                                                    -----------

    Illinios--5.28%
        Illinois Student Assistance Commission, 2.00%
           due 09/01/2036(a)                               100,000      100,000
                                                                    -----------

    New York--5.28%
        New York State Urban Development Corp., 2.08%
           due 12/15/2004                                  100,000      100,057
                                                                    -----------

    Pennsylvania--16.15%
        City of Allentown, 3.41% due 10/01/2009            100,000       97,477
        City of Wilkes-Barre, 6.60% due 03/01/2014         100,000      108,571
        Pennsylvania Higher Education Assistance Agency,
          1.93% due 10/01/2042(a)                          100,000      100,000
                                                                    -----------
                                                                        306,048
                                                                    -----------

    Texas--5.70%
        State of Texas, 7.25% due 12/01/2027               100,000      108,117
                                                                    -----------
    Total Municipal Bonds (Cost $812,689)                               808,434
                                                                    -----------

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS--25.03%

Federal Home Loan Mortgage Corp.--13.06%

    Freddie Mac,   3.50%  due 01/30/2018                   100,000      100,000
    Freddie Mac,   4.25%  due 03/15/2031                    78,894       79,106
    Freddie Mac,   4.50%  due 02/15/2020                    67,728       68,383
                                                                    -----------
                                                                        247,489
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

CUMBERLAND TAXABLE INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                     The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------
    Government National Mortgage Association--11.97%
        GNMA 2004-J8, 5.50% due 12/25/2034                $100,000  $   101,937
        GNMA 2004-42JC, 5.50% due 06/20/2034               124,632      124,972
                                                                    -----------
                                                                        226,909
                                                                    -----------

    Total U.S. Government & Government Agency Obligations
        (Cost $473,976)                                                 474,398
                                                                    -----------

                                                            Shares
                                                            ------
PREFERRED STOCKS--24.44%

    Municipal Preferred--24.44%
        County of San Diego, 6.125% due 08/15/2032          10,000      261,400
                                                                    -----------
        Philadelphia Authority For Industrial Development,
          6.55% due 10/15/2028                               8,000      201,840
                                                                    -----------
    Total Preferred Stocks (Cost $438,685)                              463,240
                                                                    -----------

                                                         Principal
                                                         ---------
SHORT-TERM INVESTMENTS--6.40%

    Money Market
        Harleysville National Bank Money Market, 1.57%(a) $121,278      121,278
                                                                    -----------

    Total Short-Term Investments (Cost $121,278)                        121,278
                                                                    -----------
Total Value of Investments (Cost $1,846,628)--98.52%                  1,867,350
Assets in Excess of Other Liabilities, Net--1.48%                        28,061
                                                                    -----------
Total Net Assets--100.00%                                           $ 1,895,411
                                                                    ===========

----------
(a) Variable rate security, the coupon rate shown represents the rate at October 31, 2004

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------
COMMON STOCKS--95.11%

    Aerospace & Defense--1.93%
        Boeing Co.                                             200  $     9,980
        United Technologies Corp.                              100        9,282
                                                                    -----------
                                                                         19,262
                                                                    -----------

    Auto Manufacturers--4.63%
        General Motors Corp.                                 1,200       46,260
                                                                    -----------

    Banks--6.67%
        Bank of America Corp.                                  600       26,874
        JPMorgan Chase & Co.                                   500       19,300
        MBNA Corp.                                             800       20,504
                                                                    -----------
                                                                         66,678
                                                                    -----------

    Building Materials--1.03%
        Masco Corp.                                            300       10,278
                                                                    -----------

    Chemicals--4.71%
        E.I. Du Pont de Nemours & Co.                        1,100       47,157
                                                                    -----------

    Computer Software & Services--1.68%
        Microsoft Corp.                                        600       16,794
                                                                    -----------

    Computers--2.20%
        Hewlett-Packard Co.                                    700       13,062
        International Business Machines Corp.                  100        8,975
                                                                    -----------
                                                                         22,037
                                                                    -----------

    Consumer Products--5.57%
        Altria Group, Inc.                                   1,000       48,460
        Fortune Brands, Inc.                                   100        7,282
                                                                    -----------
                                                                         55,742
                                                                    -----------

    Cosmetics & Toiletries--5.59%
        Colgate-Palmolive Co.                                  500       22,310
        Kimberly-Clark Corp.                                   200       11,934
        Marathon Oil Corp.                                     300       11,433
        Procter & Gamble Co.                                   200       10,236
                                                                    -----------
                                                                         55,913
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                     The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Diversified Manufacturing--7.34%
        3M Co.                                                 200  $    15,514
        General Electric Co.                                 1,400       47,768
        Honeywell International, Inc.                          300       10,104
                                                                    -----------
                                                                         73,386
                                                                    -----------

    Finance Mortgage Loan--1.40%
        Fannie Mae                                             200       14,030
                                                                    -----------

    Financial Services--7.58%
        Citigroup, Inc.                                      1,200       53,244
        Countrywide Financial Corp.                            200        6,386
        Merrill Lynch & Co., Inc.                              300       16,182
                                                                    -----------
                                                                         75,812
                                                                    -----------

    Food & Beverages--5.13%
        Anheuser-Busch Cos., Inc.                              500       24,975
        Coca-Cola Co.                                          200        8,132
        General Mills, Inc.                                    300       13,275
        PepsiCo, Inc.                                          100        4,958
                                                                    -----------
                                                                         51,340
                                                                    -----------

    Insurance--6.13%
        American International Group, Inc.                     150        9,106
        Hartford Financial Services Group, Inc.                500       29,240
        MetLife, Inc.                                          600       23,010
                                                                    -----------
                                                                         61,356
                                                                    -----------

    Machinery--1.61%
        Caterpillar, Inc.                                      200       16,108
                                                                    -----------

    Medical Products--2.57%
        Bristol-Myers Squibb Co.                               600       14,058
        Johnson & Johnson                                      200       11,676
                                                                    -----------
                                                                         25,734
                                                                    -----------

    Multimedia--1.51%
        Walt Disney Co.                                        600       15,132
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                            Shares       Value
                                                            ------       ------

    Oil & Gas--5.41%
        ChevronTexaco Corp.                                    300  $    15,918
        ConocoPhillips                                         300       25,293
        Valero Energy Corp.                                    300       12,891
                                                                    -----------
                                                                         54,102
                                                                    -----------

    Pharmaceuticals--9.92%
        Abbott Laboratories                                    300       12,789
        GlaxoSmithkline PLC--ADR--Great Britain                800       33,920
        Medco Health Solutions, Inc.*                           24          814
        Merck & Co, Inc.                                     1,000       31,310
        Pfizer, Inc.                                           700       20,265
                                                                    -----------
                                                                         99,098
                                                                    -----------

    Retail--3.83%
        Home Depot, Inc.                                       500       20,540
        Sears Roebuck & Co.                                    200        7,000
        Wal-Mart Stores, Inc.                                  200       10,784
                                                                    -----------
                                                                         38,324
                                                                    -----------

    Semiconductors--2.89%
        Intel Corp.                                          1,300       28,938
                                                                    -----------

    Telecommunications--5.78%
        AT&T Corp.                                             500        8,555
        BellSouth Corp.                                        900       24,003
        SBC Communications, Inc.                             1,000       25,260
                                                                    -----------
                                                                         57,818
                                                                    -----------
    Total Common Stocks (Cost $972,853)                                 951,299
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004                                      The Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                         Market
                                                         Principal       Value
                                                         ---------       ------
SHORT-TERM INVESTMENTS--13.22%

    Money Market
        Harleysville National Bank Money Market, 1.57%(a) $132,167  $   132,167
                                                                    -----------
    Total Short-Term Investments (Cost $132,167)                        132,167
                                                                    -----------
Total Value of Investments (Cost $1,105,020)--108.33%                 1,083,466
Liabilities in Excess of Other Assets, Net--(8.33%)                     (83,268)
                                                                    -----------
Total Net Assets--100.00%                                           $ 1,000,198
                                                                    ===========

----------
* Non-Income producing security
ADR American Depositary Receipt
(a) Variable rate security, the coupon rate shown represents the rate at October 31, 2004

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2004
--------------------------------------------------------------------------------

                                                             Penn Street       Baldwin        Cumberland      Berkshire
                                            McGlinn            Sector          Large-          Taxable        Advisors
                                            Balanced         Rotational      Cap Growth        Income       Select Equity
                                            Portfolio        Portfolio       Portfolio        Portfolio       Portfolio
                                           -----------      -----------     -----------      -----------     -----------
Assets:
   Investments in securities, at value     $ 1,075,609      $ 6,843,767     $ 1,768,188      $ 1,867,350     $ 1,083,466
   Receivables:
      Capital Shares Sold                          187            1,154             140               --              --
      Interest and Dividends                     5,708            3,553           1,553           14,322           2,752
      Investments Sold                              --               --         126,247          490,135          40,719
      Due from Advisor                           1,295            8,164           3,880            2,708           1,235
      Prepaid Expenses                           2,042            8,085           4,729            3,524             798
                                           -----------      -----------     -----------      -----------     -----------
   Total Assets                              1,084,841        6,864,723       1,904,737        2,378,039       1,128,970
                                           -----------      -----------     -----------      -----------     -----------
Liabilities:
   Payable for:
      Capital Shares Repurchased                    --              143         163,091          385,112              --
      Securities Purchased                          --          128,688              --           85,357         123,806
      Administrator Fees
         (Accounting, Distribution,
         Transfer Agent)                           340            2,203             592              743             315
      Subadvisory Fees                              --            2,204              --               --              --
      Distribution Fees--Class A                   269            1,645             462              581             242
      Directors Fees                               643            3,306           1,083            1,339             534
      Accrued Expenses                           4,931           15,752           5,480            9,496           3,875
                                           -----------      -----------     -----------      -----------     -----------
   Total Liabilities                             6,183          153,941         170,708          482,628         128,772
                                           -----------      -----------     -----------      -----------     -----------
Net Assets:                                $ 1,078,658      $ 6,710,782     $ 1,734,029      $ 1,895,411     $ 1,000,198
                                           ===========      ===========     ===========      ===========     ===========
Net assets consist of:
   Common stock, $0.01 par
      value (1,000,000,000 shares
      authorized)                          $       790      $     4,444     $     1,792      $     1,444     $       905
   Paid-in capital                           1,799,430        5,400,955       1,760,691        1,856,640         924,486
     Undistributed net investment
      income                                       621               --              --            6,156           4,784
   Accumulated net realized
      gain/(loss) on investments              (763,638)         267,274        (276,509)          10,449          91,577
     Net unrealized appreciation/
      (depreciation) on investments             41,455        1,038,109         248,055           20,722         (21,554)
                                           -----------      -----------     -----------      -----------     -----------
                                           $ 1,078,658      $ 6,710,782     $ 1,734,029      $ 1,895,411     $ 1,000,198
                                           ===========      ===========     ===========      ===========     ===========
   Investments, at Cost                    $ 1,034,154      $ 5,805,658     $ 1,520,133      $ 1,846,628     $ 1,105,020
                                           ===========      ===========     ===========      ===========     ===========

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2004
--------------------------------------------------------------------------------

                                                        Penn Street     Baldwin       Cumberland     Berkshire
                                         McGlinn          Sector         Large-        Taxable        Advisors
                                         Balanced       Rotational     Cap Growth       Income      Select Equity
                                         Portfolio       Portfolio     Portfolio      Portfolio      Portfolio
                                         ----------     ----------     ----------     ----------     ----------
Class A shares:
  Net Assets                             $1,077,689     $6,710,679     $1,733,072     $1,894,404     $  999,238
                                         ----------     ----------     ----------     ----------     ----------
  Shares of Beneficial Interest
    Issued and Outstanding                   78,965        444,350        179,151        144,373         90,549
                                         ----------     ----------     ----------     ----------     ----------
  Net Asset Value and
    redemption price per share           $    13.65     $    15.10     $     9.67     $    13.12     $    11.04
                                         ==========     ==========     ==========     ==========     ==========
  Maximum offering price per
    share(1) ($13.65/0.945,
    $15.10/0.945, $9.67/0.945,
    $13.12/0.9575 and
    $11.04/0.945, respectively)          $    14.44     $    15.98     $    10.23     $    13.70     $    11.68
                                         ==========     ==========     ==========     ==========     ==========

Class C shares:
  Net Assets                             $      969     $      103     $      957     $    1,007     $      960
                                         ----------     ----------     ----------     ----------     ----------
  Shares of Beneficial Interest
    Issued and Outstanding                       71              7             99             77             87
                                         ----------     ----------     ----------     ----------     ----------
  Net Asset Value, offering and
    redemption(2) price per share(3)     $    13.63     $    15.11     $     9.63     $    13.14     $    10.97
                                         ==========     ==========     ==========     ==========     ==========

----------
(1) Net asset value plus a sales charge of 5.50%, 5.50%, 5.50%, 4.25% and 5.50%, respectively of the offering price.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3)   Net asset value calculation based on unrounded net assets and shares.

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2004
--------------------------------------------------------------------------------

                                                       Penn Street     Baldwin       Cumberland     Berkshire
                                        McGlinn          Sector         Large-        Taxable        Advisors
                                        Balanced       Rotational     Cap Growth       Income      Select Equity
                                        Portfolio       Portfolio     Portfolio      Portfolio      Portfolio
                                        ----------     ----------     ----------     ----------     ----------
Investment Income:
   Interest                             $  14,888      $     294      $     225      $  70,482      $     150
   Dividends                               11,521         68,932         19,174         17,294         24,439
                                        ---------      ---------      ---------      ---------      ---------
      Total Income                         26,409         69,226         19,399         87,776         24,589
                                        ---------      ---------      ---------      ---------      ---------
Expenses:
   Advisory Fees                           11,739         57,752         19,429         24,445          9,622
   Administrator Fees (Accounting,
     Distribution, Transfer Agent)          4,693         22,923          7,706          9,728          3,824
   Custody Fees                             3,306          6,503          2,996          4,001          2,973
   Distribution Fees -- Class A             2,933         14,438          4,856          6,110          2,404
   Distribution Fees -- Class C                 6              1              6              7              6
   Professional Fees                        3,351         16,004          5,311          6,687          2,713
   Directors Fees                           1,351          6,979          2,251          2,837          1,130
   Other Operating Expenses                 9,290         26,716         13,756         13,722          5,979
                                        ---------      ---------      ---------      ---------      ---------
      Total expenses before waivers
         and reimbursements                36,669        151,316         56,311         67,537         28,651
      Less: Waivers and
         reimbursements                   (16,121)       (50,269)       (22,319)       (24,785)        (9,447)
                                        ---------      ---------      ---------      ---------      ---------
      Total expenses after waivers
         and reimbursements                20,548        101,047         33,992         42,752         19,204
                                        ---------      ---------      ---------      ---------      ---------
Net Investment Income/(Loss)                5,861        (31,821)       (14,593)        45,024          5,385
                                        ---------      ---------      ---------      ---------      ---------
Realized and Unrealized Gain
   on Investments
   Net realized gain on Investments        33,280        631,058         19,025         20,616         92,195
   Net change in unrealized
      appreciation/(depreciation)
      on Investments                       24,300        226,457         84,241        (19,547)       (51,743)
                                        ---------      ---------      ---------      ---------      ---------
   Net realized and unrealized
      gain on investments                  57,580        857,515        103,266          1,069         40,452
                                        ---------      ---------      ---------      ---------      ---------
Net Increase in Net Assets
   Resulting from Operations            $  63,441      $ 825,694      $  88,673      $  46,093      $  45,837
                                        =========      =========      =========      =========      =========

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended October 31, 2004 and 2003
--------------------------------------------------------------------------------

                                           McGlinn Balanced Portfolio        Penn Street Sector Rotational Portfolio
                                           --------------------------        ---------------------------------------
                                          For the             For the             For the             For the
                                         Year Ended          Year Ended          Year Ended          Year Ended
                                       October 31, 2004    October 31, 2003    October 31, 2004    October 31, 2003
                                       ----------------    ----------------    ----------------    ----------------
Increase in net assets from
   operations:
   Net investment income/(loss)          $     5,861         $     9,898         $   (31,821)        $   (29,887)
   Net realized gain on
      investments                             33,280              21,232             631,058              16,543
   Net increase in unrealized
      appreciation on investments             24,300             121,643             226,457             848,319
                                         -----------         -----------         -----------         -----------
   Net increase in net assets
      resulting from operations               63,441             152,773             825,694             834,975
                                         -----------         -----------         -----------         -----------
Dividends and distributions
   to shareholders from:
   Net investment income --
      Class A                                 (6,241)             (8,897)                 --                  --
   Net investment income --
      Class C                                     --                  --                  --                  --
   Net realized capital gain --
      Class A                                     --                  --                  --                  --
   Net realized capital gain --
      Class C                                     --                  --                  --                  --
                                         -----------         -----------         -----------         -----------
         Total Dividends
         and Distributions
         to shareholders                      (6,241)             (8,897)                 --                  --
                                         -----------         -----------         -----------         -----------
Capital share transactions:
   Increase/(decrease) in net
      assets derived from capital
      share transactions                    (111,490)           (258,346)          1,439,216             484,205
                                         -----------         -----------         -----------         -----------
   Total increase/(decrease)
      in net assets                          (54,290)           (114,470)          2,264,910           1,319,180
Net Assets:
   Beginning of year                       1,132,948           1,247,418           4,445,872           3,126,692
                                         -----------         -----------         -----------         -----------
   End of year                           $ 1,078,658         $ 1,132,948         $ 6,710,782         $ 4,445,872
                                         ===========         ===========         ===========         ===========
   Undistributed net
      investment income                  $       621         $     1,001                  --                  --
                                         ===========         ===========         ===========         ===========

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended October 31, 2004 and 2003
--------------------------------------------------------------------------------

                                          Baldwin Large-Cap Growth Portfolio    Cumberland Taxable Income Portfolio
                                          ----------------------------------    -----------------------------------
                                             For the             For the            For the              For the
                                           Year Ended          Year Ended         Year Ended           Year Ended
                                        October 31, 2004    October 31, 2003    October 31, 2004    October 31, 2003
                                        ----------------    ----------------    ----------------    ----------------
Increase in net assets from
   operations:
   Net investment income/(loss)           $   (14,593)        $   (10,444)        $    45,024         $    32,350
   Net realized gain/(loss) on
      investments                              19,025             (87,788)             20,616             (10,167)
   Net increase/(decrease) in
      unrealized appreciation/
      (depreciation) on
      investments                              84,241             320,281             (19,547)              3,052
                                          -----------         -----------         -----------         -----------
   Net increase in net assets
      resulting from operations                88,673             222,049              46,093              25,235
                                          -----------         -----------         -----------         -----------
Dividends and distributions
to shareholders from:
   Net investment income --
      Class A                                      --                  --             (38,859)            (49,957)
   Net investment income --
      Class C                                      --                  --                  (9)                 --
   Net realized capital gain --
      Class A                                      --                  --                  --            (246,512)
   Net realized capital gain --
      Class C                                      --                  --                  --                  --
                                          -----------         -----------         -----------         -----------
         Total Dividends
         and Distributions
         to shareholders                           --                  --             (38,868)           (296,469)
                                          -----------         -----------         -----------         -----------
Capital share transactions:
   Increase/(decrease) in net
      assets derived from capital
      share transactions                     (206,530)            363,647            (629,811)           (981,006)
                                          -----------         -----------         -----------         -----------
         Total increase/(decrease)
            in net assets                    (117,857)            585,696            (622,586)         (1,252,240)
Net Assets:
   Beginning of year                        1,851,886           1,266,190           2,517,997           3,770,237
                                          -----------         -----------         -----------         -----------
   End of year                            $ 1,734,029         $ 1,851,886         $ 1,895,411         $ 2,517,997
                                          ===========         ===========         ===========         ===========
   Undistributed net
      investment income                   $        --         $        --         $     6,156         $        --
                                          ===========         ===========         ===========         ===========

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Year or Period Ended October 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                     Berkshire Advisors Select Equity Portfolio
                                                                     ------------------------------------------
                                                                             For the             For the
                                                                            Year Ended         Period Ended
                                                                         October 31, 2004    October 31, 2003*
                                                                         ----------------    -----------------
Increase in net assets from operations:
   Net investment income/(loss)                                             $     5,385         $      (527)
   Net realized gain on investments                                              92,195               5,075
   Net increase/(decrease) in unrealized appreciation/(depreciation)
      on investments                                                            (51,743)             30,189
                                                                            -----------         -----------
   Net increase in net assets resulting from operations                          45,837              34,737
                                                                            -----------         -----------

Dividends and distributions to shareholders from:
   Net investment income -- Class A                                                (601)                 --
   Net investment income -- Class C                                                  --                  --
   Net realized capital gain -- Class A                                          (5,166)                 --
   Net realized capital gain -- Class C                                              --                  --
                                                                            -----------         -----------
        Total Dividends and Distributions to Shareholders                        (5,767)                 --
                                                                            -----------         -----------

Capital share transactions:
   Increase in net assets derived from capital share transactions               166,486             758,905
                                                                            -----------         -----------
      Total increase in net assets                                              206,556             793,642

Net Assets:
   Beginning of period                                                          793,642                  --
                                                                            -----------         -----------
   End of period                                                            $ 1,000,198         $   793,642
                                                                            ===========         ===========
   Undistributed net investment income                                      $     4,784         $        --
                                                                            ===========         ===========

*Commencement of operations on April 2, 2003.

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                      McGlinn Balanced Portfolio
                                                --------------------------------------------------------------------------
                                                                                 Class A
                                                --------------------------------------------------------------------------
                                                Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                10/31/2004      10/31/2003      10/31/2002      10/31/2001      10/31/2000
                                                ----------      ----------      ----------      ----------      ----------
Net Asset Value, beginning of year              $   12.99       $   11.44       $   12.45       $   13.25       $   12.82
                                                ---------       ---------       ---------       ---------       ---------
Income from Investment Operations:
   Net investment income                             0.07            0.11            0.23            0.20            0.23
   Net realized and unrealized gain/(loss)
      on investments                                 0.67            1.54           (0.99)          (0.82)           0.49
                                                ---------       ---------       ---------       ---------       ---------
      Total from Investment Operations               0.74            1.65           (0.76)          (0.62)           0.72
                                                ---------       ---------       ---------       ---------       ---------
Less Dividends and Distributions:
   Dividends from net investment
      income                                        (0.08)          (0.10)          (0.25)          (0.18)          (0.29)
   Distributions from net realized
      capital gains                                    --              --              --              --              --
                                                ---------       ---------       ---------       ---------       ---------
      Total dividends and distributions             (0.08)          (0.10)          (0.25)          (0.18)          (0.29)
                                                ---------       ---------       ---------       ---------       ---------
Net asset value, end of year                    $   13.65       $   12.99       $   11.44       $   12.45       $   13.25
                                                =========       =========       =========       =========       =========
Total Return                                         5.68%          14.50%          (6.19%)         (4.72%)          5.66%

Ratios/Supplemental Data:
   Net assets, end of year
      (in thousands)                            $   1,078       $   1,133       $   1,247       $   1,195       $   1,454
   Ratio of expenses to average net assets:
      before reimbursement of
       expenses by advisor                           3.12%           2.62%           2.54%           2.77%           2.31%
      after reimbursement of
       expenses by advisor                           1.75%           1.75%           1.59%           1.75%           2.25%
   Ratio of net investment income (loss)
      to average net assets:
      before reimbursement of
       expenses by advisor                          (0.87)%          0.01%           0.99%           1.49%           1.66%
      after reimbursement of
       expenses by advisor                           0.50%           0.88%           1.95%           2.51%           1.72%
Portfolio Turnover Rate                                46%            116%            109%             62%            140%

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                McGlinn Balanced
                                                                   Portfolio
                                                                ----------------
                                                                    Class C
                                                                ----------------
                                                                 Period Ended
                                                                 10/31/2004**
                                                                 ------------
Net Asset Value, beginning of period                                $14.12
                                                                    ------
Income from Investment Operations:
   Net investment loss                                               (0.02)
   Net realized and unrealized loss on investments                   (0.47)
                                                                    ------
      Total from Investment Operations                               (0.49)
                                                                    ------
Less Dividends and Distributions:
   Dividends from net investment income                                 --
   Distributions from net realized capital gains                        --
                                                                    ------
   Total dividends and distributions                                    --
                                                                    ------
Net asset value, end of period                                      $13.63
                                                                    ======
Total Return                                                         (3.47)%(2)
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)                         $    1
   Ratio of expenses to average net assets:
      before reimbursement of expenses by advisor                     3.87%(1)
      after reimbursement of expenses by advisor                      2.50%(1)
   Ratio of net investment income (loss) to average net assets:
      before reimbursement of expenses by advisor                    (1.62)%(1)
      after reimbursement of expenses by advisor                     (0.25)%(1)
Portfolio Turnover Rate                                                 46%

**  Commenced operations on March 1, 2004
(1) Annualized
(2) Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                            Penn Street Sector Rotational Portfolio
                                                ---------------------------------------------------------------------------
                                                                               Class A
                                                ---------------------------------------------------------------------------
                                                Year Ended     Year Ended      Year Ended      Year Ended      Period Ended
                                                10/31/2004     10/31/2003      10/31/2002      10/31/2001      10/31/2000*
                                                ----------     ----------      ----------      ----------      ------------
Net Asset Value, beginning of period            $   13.11       $   10.39       $   10.67       $   12.25       $   12.00
                                                ---------       ---------       ---------       ---------       ---------
Income from Investment Operations:
   Net investment loss                              (0.08)          (0.10)          (0.09)          (0.04)          (0.01)
   Net realized and unrealized gain/(loss)
      on investments                                 2.07            2.82           (0.19)          (1.54)           0.26
                                                ---------       ---------       ---------       ---------       ---------
      Total from Investment Operations               1.99            2.72           (0.28)          (1.58)           0.25
                                                ---------       ---------       ---------       ---------       ---------
Less Dividends and Distributions:
   Dividends from net investment income                --              --              --              --              --
   Distributions from net realized
      capital gains                                    --              --              --              --              --
                                                ---------       ---------       ---------       ---------       ---------
      Total dividends and distributions                --              --              --              --              --
                                                ---------       ---------       ---------       ---------       ---------
Net asset value, end of period                  $   15.10       $   13.11       $   10.39       $   10.67       $   12.25
                                                =========       =========       =========       =========       =========
Total Return                                        15.18%          26.18%          (2.62%)        (12.90%)          2.08%(2)

Ratios/Supplemental Data
   Net assets, end of period
      (in thousands)                            $   6,711       $   4,446       $   3,127       $   2,781       $   1,695
   Ratio of expenses to average net assets:
      before reimbursement of
        expenses by advisor                          2.62%           2.40%           2.23%           2.34%           3.59%(1)
      after reimbursement of
        expenses by advisor                          1.75%           1.75%           1.75%           1.75%           1.65%(1)
   Ratio of net investment income/(loss)
      to average net assets:
      before reimbursement of
        expenses by advisor                         (1.42)%         (1.54)%         (1.25)%         (0.38)%         (2.30)%(1)
      after reimbursement of
        expenses by advisor                         (0.55)%         (0.89)%         (0.77)%          0.21%          (0.36%)(1)
Portfolio Turnover Rate                               133%            100%            137%            252%             41%

*Commenced operations on August 30, 2000
(1) Annualized
(2) Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------
                                                            Penn Street Sector
                                                           Rotational Portfolio
                                                           ---------------------
                                                                  Class C
                                                                ------------
                                                                Period Ended
                                                                10/31/2004**
                                                                ------------
Net Asset Value, beginning of period                             $ 14.64
                                                                 -------
Income from Investment Operations:
   Net investment loss                                             (0.13)
   Net realized and unrealized gain on investments                  0.60
                                                                 -------
       Total from Investment Operations                             0.47
                                                                 -------
Less Dividends and Distributions
   Dividends from net investment income                               --
   Distributions from net realized capital gains                      --
                                                                 -------
   Total dividends and distributions                                  --
                                                                 -------
Net asset value, end of period                                   $ 15.11
                                                                 =======
Total Return                                                        3.21%(2)
Ratios/Supplemental Data
   Net assets, end of period (in thousands)                       $ 0    (3)
   Ratio of expenses to average net assets:
       before reimbursement of expenses by advisor                  3.37%(1)
       after reimbursement of expenses by advisor                   2.50%(1)
   Ratio of net investment income (loss) to average net assets:
       before reimbursement of expenses by advisor               (2.17)%(1)
       after reimbursement of expenses by advisor                (1.30)%(1)
Portfolio Turnover Rate                                              133%

** Commenced operations on March 1, 2004
(1)      Annualized
(2)      Not annualized
(3)      Net assets as of October 31, 2004 were $103

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                  Baldwin Large-Cap Growth Portfolio
                                                ---------------------------------------------------------------------------
                                                                               Class A
                                                ---------------------------------------------------------------------------
                                                Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                                10/31/2004      10/31/2003      10/31/2002      10/31/2001      10/31/2000*
                                                ----------      ----------      ----------      ----------     ------------
Net Asset Value, beginning of period            $    9.24       $    7.96       $    9.78       $   12.03       $   12.00
                                                ---------       ---------       ---------       ---------       ---------
Income from Investment
Operations:
   Net investment income/(loss)                     (0.07)          (0.06)          (0.07)           0.14            0.08
   Net realized and unrealized gain/(loss)
       on investments                                0.50            1.34           (1.72)          (2.29)             --
                                                ---------       ---------       ---------       ---------       ---------
Total from Investment Operations                     0.43            1.28           (1.79)          (2.15)           0.08
                                                ---------       ---------       ---------       ---------       ---------
Less Dividends and Distributions:
   Dividends from net investment
       income                                          --              --           (0.03)          (0.10)          (0.05)
   Distributions from net realized
       capital gains                                   --              --              --              --              --
                                                ---------       ---------       ---------       ---------       ---------
       Total dividends and distributions               --              --           (0.03)          (0.10)          (0.05)
                                                ---------       ---------       ---------       ---------       ---------
Net asset value, end of period                  $    9.67       $    9.24       $    7.96       $    9.78       $   12.03
                                                =========       =========       =========       =========       =========
Total Return                                         4.65%          16.08%         (18.40%)        (18.05%)          0.68%(2)
Ratios/Supplemental Data
   Net assets, end of period
       (in thousands)                           $   1,733       $   1,852       $   1,266       $     788       $     461
   Ratio of expenses to average net assets:
       before reimbursement of
          expenses by advisor                        2.90%           2.56%           2.38%           4.20%           9.48%(1)
       after reimbursement of
          expenses by advisor                        1.75%           1.75%           1.60%           1.75%           1.63%(1)
   Ratio of net investment income/(loss)
       to average net assets:
       before reimbursement of
          expenses by advisor                       (1.90)%         (1.57)%         (1.51)%          1.23%          (4.13%)(1)
       after reimbursement of
          expenses by advisor                       (0.75)%         (0.76)%         (0.73)%          3.68%           3.72%(1)
Portfolio Turnover Rate                                42%             38%             32%             20%              0%

*Commenced operations on August 30, 2000
(1) Annualized
(2) Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                               Baldwin Large-Cap
                                                               Growth Portfolio
                                                               -----------------
                                                                   Class C
                                                               -----------------
                                                                 Period Ended
                                                                 10/31/2004**
                                                               -----------------
Net Asset Value, beginning of period                               $10.12
                                                                   ------
Income from Investment Operations:
   Net investment loss                                              (0.10)
   Net realized and unrealized loss on investments                  (0.39)
                                                                   ------
       Total from Investment Operations                             (0.49)
                                                                   ------
Less Dividends and Distributions:
   Dividends from net investment income                                --
                                                                   ------
   Distributions from net realized capital gains                       --
                                                                   ------
   Total dividends and distributions                                   --
Net asset value, end of period                                     $ 9.63
                                                                   ======
Total Return                                                        (4.84)%(2)
Ratios/Supplemental Data
   Net assets, end of period (in thousands)                        $    1
   Ratio of expenses to average net assets:
       before reimbursement of expenses by advisor                   3.65%(1)
       after reimbursement of expenses by advisor                    2.50%(1)
   Ratio of net investment income (loss) to average net assets:
       before reimbursement of expenses by advisor                 (2.65)%(1)
       after reimbursement of expenses by advisor                  (1.50)%(1)
Portfolio Turnover Rate                                                42%

** Commenced operations on March 1, 2004
(1) Annualized
(2) Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    Cumberland Taxable Income Portfolio
                                                --------------------------------------------------------------------------
                                                                                Class A
                                                --------------------------------------------------------------------------
                                                Year Ended     Year Ended      Year Ended      Year Ended     Period Ended
                                                 10/31/04      10/31/2003      10/31/2002      10/31/2001      10/31/2000*
                                                ----------     ----------      ----------      ----------     ------------
Net Asset Value, beginning of period            $   13.07       $   14.15       $   13.77       $   12.10       $   12.00
                                                ---------       ---------       ---------       ---------       ---------
Income from Investment Operations:
   Net investment income                             0.25            0.16            0.26            0.66            0.09
   Net realized and unrealized gain/(loss)
       on investments                                0.01           (0.03)           0.85            1.09            0.08
                                                ---------       ---------       ---------       ---------       ---------
       Total from Investment Operations              0.26            0.13            1.11            1.75            0.17
                                                ---------       ---------       ---------       ---------       ---------
Less Dividends and Distributions:
   Dividends from net investment
       income                                       (0.21)          (0.22)          (0.67)          (0.08)          (0.07)
                                                ---------       ---------       ---------       ---------       ---------
   Distributions from net realized
       capital gains                                   --           (0.99)          (0.06)             --              --
                                                ---------       ---------       ---------       ---------       ---------
       Total dividends and distributions            (0.21)          (1.21)          (0.73)          (0.08)          (0.07)
                                                ---------       ---------       ---------       ---------       ---------
Net asset value, end of period                  $   13.12       $   13.07       $   14.15       $   13.77       $   12.10
                                                =========       =========       =========       =========       =========
Total Return                                         2.00%           0.96%           8.45%          14.54%           1.42%(2)
Ratios/Supplemental Data
   Net assets, end of period
       (in thousands)                           $   1,894       $   2,518       $   3,770       $   1,981       $     569
   Ratio of expenses to average net assets:
       before reimbursement of
          expenses by advisor                        2.76%           2.35%           2.01%           2.36%           5.21%(1)
       after reimbursement of
          expenses by advisor                        1.75%           1.75%           1.66%           1.75%           1.64%(1)
   Ratio of net investment income (loss)
       to average net assets:
       before reimbursement of
         expenses by advisor                         0.83%           0.47%           2.84%           5.00%           0.11%(1)
       after reimbursement of
          expenses by advisor                        1.84%           1.07%           3.19%           5.61%           3.68%(1)
Portfolio Turnover Rate                                94%            187%            162%             29%              0%

*Commenced operations on August 30, 2000
(1) Annualized
(2) Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                              Cumberland Taxable
                                                               Income Portfolio
                                                              ------------------
                                                                   Class C
                                                                 ------------
                                                                 Period Ended
                                                                 10/31/2004**
                                                                 ------------
Net Asset Value, beginning of period                               $13.18
                                                                   ------
Income from Investment Operations:
   Net investment income                                             0.09
   Net realized and unrealized loss on investments                  (0.01)
                                                                   ------
       Total from Investment Operations                              0.08
                                                                   ------
Less Dividends and Distributions:
   Dividends from net investment income                             (0.12)
   Distributions from net realized capital gains                       --
                                                                   ------
   Total dividends and distributions                                (0.12)
                                                                   ------
Net asset value, end of period                                     $13.14
                                                                   ======
Total Return                                                         0.65%(2)
Ratios/Supplemental Data
   Net assets, end of period (in thousands)                        $    1
   Ratio of expenses to average net assets:
       before reimbursement of expenses by advisor                   3.51%(1)
       after reimbursement of expenses by advisor                    2.50%(1)
   Ratio of net investment income (loss) to average net assets:
       before reimbursement of expenses by advisor                   0.08%(1)
       after reimbursement of expenses by advisor                    1.09%(1)
Portfolio Turnover Rate                                                94%

** Commenced operations on March 01, 2004
(1)      Annualized
(2)      Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    Berkshire Advisors Select Equity Portfolio
                                                                  --------------------------------------------
                                                                              Class A                Class C
                                                                  -----------------------------     ------------
                                                                  Period Ended     Period Ended     Period Ended
                                                                   10/31/2004      10/31/2003*      10/31/2004**
                                                                  ------------     ------------     ------------
Net Asset Value, beginning of period                                $ 10.53          $ 10.00          $ 11.49
                                                                    -------          -------          -------
Income from Investment Operations:
   Net investment income/(loss)                                        0.06            (0.01)           (0.01)
   Net realized and unrealized gain/(loss) on investments              0.52             0.54            (0.51)
       Total from Investment Operations                                0.58             0.53            (0.52)
Less Dividends and Distributions:
   Dividends from net investment income                               (0.01)              --               --
   Distributions from net realized capital gains                      (0.06)              --               --
                                                                    -------          -------          -------
       Total dividends and distributions                              (0.07)              --               --
                                                                    -------          -------          -------
Net asset value, end of period                                      $ 11.04          $ 10.53          $ 10.97
                                                                    =======          =======          =======
Total Return                                                           5.49%(2)         5.30%(2)        (4.53)%(2)
Ratios/Supplemental Data
   Net assets, end of period (in thousands)                         $   999          $   794          $     1
   Ratio of expenses to average net assets:
       before reimbursement of expenses by advisor                     2.98%(1)         2.72%(1)         3.73%(1)
       after reimbursement of expenses by advisor                      2.00%(1)         2.00%(1)         2.75%(1)
   Ratio of net investment income (loss) to average net assets:
       before reimbursement of expenses by advisor                   (0.42)%(1)        (0.85)%(1)       (1.17)%(1)
       after reimbursement of expenses by advisor                      0.56%(1)        (0.13)%(1)       (0.19)%(1)
Portfolio Turnover Rate                                                 107%              25%             107%

  *Commenced operations on April 2, 2003
**Commenced operations on March 01, 2004
(1) Annualized
(2) Not annualized

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

1. ORGANIZATION

The Penn Street Fund Inc. (the "Fund") was organized as a Maryland corporation on July 6, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently is authorized to issue one billion (1,000,000,000) shares of common stock, with a par value of $0.01 per share, and may classify multiple series. The Fund currently offers Class A and Class C of five series: the McGlinn Balanced Portfolio, the Cumberland Taxable Income Portfolio, the Baldwin Large-Cap Growth Portfolio, the Berkshire Advisors Select Equity Portfolio and the Penn Street Sector Rotational Portfolio (collectively the "Portfolios"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets. The investment objective of each Portfolio is set forth below.

The McGlinn Balanced Portfolio commenced investment operations under its current investment objective on April 30, 2004. The Portfolio seeks long-term capital growth with moderate income using a flexible asset allocation approach that normally includes approximately 60% domestic equity securities and 40% in domestic fixed income securities. From November 10, 1995 to April 4, 1999, the Portfolio operated under a different investment objective.

The Penn Street Sector Rotational Portfolio commenced investment operations on August 30, 2000. The Portfolio seeks long-term capital appreciation by allocating the portfolio's assets among various market and industry sectors.

The Baldwin Large-Cap Growth Portfolio commenced investment operations on August 30, 2000. The Portfolio seeks to provide long-term capital growth by investing in the stocks of large capitalization (in excess of $10 billion) U.S. and foreign companies.

The Cumberland Taxable Income Portfolio commenced investment operations on August 30, 2000. The Portfolio seeks to maximize return by using a top-down investment style employing general economic overviews supplemented by input from traditional Wall Street and governmental sources.

The Berkshire Advisors Select Equity Portfolio commenced investment operations on April 2, 2003. The Portfolio seeks to maximize total investment return by investing in a focused portfolio of predominately large capitalization stocks (greater than $6 billion).

The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with accounting principles generally accepted in the United States of America.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

a) Security Valuation--Each Portfolio's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time (3:00 p.m. for securities of fixed income portfolios), on the day of valuation. Securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Other securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the most recent bid price. Other assets and securities for which no quotations are readily available or for which the Advisor believes do not reflect market value are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost, which approximates fair market value. The Portfolios may value their held securities by using an independent pricing service.

b) Federal Income Taxes--No provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

c) Investment Transactions--Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities are accreted/amortized to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

d) Distributions to Shareholders--Except for the Cumberland Taxable Income Portfolio and the McGlinn Balanced Portfolio, which currently declare dividends quarterly, each Portfolio generally declares dividends annually, payable in December, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. Each Portfolio may make a supplemental distribution subsequent to the end of its fiscal year ending October 31.

e) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

f) Other--In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

3. PURCHASES AND SALES OF INVESTMENTS

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended October 31, 2004:

Funds                                                Purchases        Sales
-----                                                ---------        -----
McGlinn Balanced Portfolio                             471,058       461,625
Penn Street Sector Rotational Portfolio              8,637,655     7,286,189
Baldwin Large-Cap Growth Portfolio                     768,121       968,721
Cumberland Taxable Income Portfolio                  1,981,194     2,190,064
Berkshire Advisors Select Equity Portfolio           1,185,334       979,824

4. INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

a) Investment Advisory Agreement--On May 23, 2002, the shareholders of each Portfolio approved an investment advisory agreement (the "Advisory Agreement") between the Fund and Penn Street Investment Advisors, Inc. ("PSIA," formerly Citco Mutual Fund Advisors, Inc.), a Delaware corporation and a wholly owned subsidiary of Citco Mutual Fund Services, Inc., the Fund's Administrator. The Advisory Agreement was amended to included services to the Berkshire Advisors Select Equity Portfolio on or about November 5, 2002 and was approved by the Portfolio's initial shareholder immediately prior to the commencement of operations. Under the Advisory Agreement, each Portfolio pays PSIA a monthly fee equal to an annual rate of 1.00%, 1.00%, 1.00%, 0.25%, and 1.00% for the McGlinn Balanced Portfolio, the Cumberland Taxable Income Portfolio, the Baldwin Large-Cap Growth Portfolio, the Penn Street Sector Rotational Portfolio, and the Berkshire Advisors Select Equity Portfolio, respectively. PSIA, through subadvisers it retains, provides each Portfolio with a continuous investment program and the selects brokers and dealers to effect securities transactions for the Portfolios. PSIA, with the approval of the Board of Directors and the shareholders of the applicable Portfolio(s), has selected sub-investment advisers to provide day-to-day investment management services to one or more of the Portfolios.

b) Sub-Advisory Agreements--On May 23, 2002, the McGlinn Balanced Portfolio's shareholders approved a Sub-Investment Advisory Agreement between McGlinn Capital Management, Inc. ("McGlinn"), PSIA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, PSIA pays McGlinn a monthly fee, paid by PSIA under the Advisory Agreement, equal to the annual rate of 0.60% of the Portfolio's average daily net assets.

On May 23, 2002, the Cumberland Taxable Income Portfolio's shareholders approved a Sub-Investment Advisory Agreement between Cumberland Advisors, Inc. ("Cumberland"), PSIA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, PSIA pays Cumberland a monthly fee, taken out of the fee paid to PSIA under the Advisory Agreement, equal to the annual rate of 0.38% of the Portfolio's average daily net assets.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

On May 23, 2002, the Baldwin Large-Cap Growth Portfolio's shareholders approved a Sub-Investment Advisory Agreement between Baldwin Investment Management, LLC ("Baldwin"), PSIA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, PSIA pays Baldwin a monthly fee, taken out of the fee paid to PSIA under the Advisory Agreement, equal to the annual rate of 0.60% of the Portfolio's average daily net assets.

On February 15, 2003, the Berkshire Advisors Select Equity Portfolio's shareholders approved a Sub-Investment Advisory Agreement between Berkshire Advisors, Inc. ("Berkshire"), PSIA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, PSIA pays Berkshire a monthly fee, taken out of the fee paid to PSIA under the Advisory Agreement, equal to the annual rate of 0.75% of the Portfolio's average daily net assets.

On July 8, 2003, the Penn Street Sector Rotational Portfolio's shareholders approved a Sub-Investment Advisory Agreement between Valley Forge Capital Advisors, Inc. ("Valley Forge Capital"), PSIA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, the Fund pays Valley Forge Capital a monthly fee equal to the annual rate of 0.75% of the Portfolio's average daily net assets.

c) Expense Control Agreements. PSIA, each sub-advisor and other service providers to the Portfolios have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% of Class A shares and 2.50% of Class C shares of the McGlinn Balanced Portfolio, PSA Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio and Cumberland Taxable Income Portfolio, and 2.00% of Class A shares and 2.75% of Class C shares of the Berkshire Advisors Select Equity Portfolio. Accordingly, for the fiscal year ended October 31, 2004, PSIA waived fees and/or reimbursed expenses of $16,121, $50,269, $22,319, $24,785, and $9,447 for the
McGlinn Balanced Portfolio, Penn Street Advisors Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio, Cum-berland Taxable Income Portfolio, and the Berkshire Advisors Select Equity Portfolio, respectively. These voluntary expense waivers and/or reimbursements may be terminated at any time without notice.

d) Administration Agreement--On September 1, 2001, the Fund's Board of Directors engaged Citco Mutual Fund Services, Inc. ("CMFS") as transfer and dividend disbursing agent, fund accounting agent and administrator to the Fund under a written agreement with the Fund of same date. The services include the administration of the Fund's business affairs, dividend disbursing agent, preparation of certain Fund records and documents, record keeping and accounting services. For its services to the Fund, CMFS is paid a fee based on the aggregate assets of all the Portfolios, on a declining scale as follows: 0.40% annually of average daily net assets on the first $100 million in Fund assets, 0.30% annually of average daily net assets above $100 million and up to $200 million in Fund assets, 0.25% annually of average daily net assets above $200 million and up to $300 million in Fund assets, 0.20% annually of average daily net assets above $300 million and up to $500 million in Fund assets, and 0.15% annually of average daily net assets above $500 million in Fund assets.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

5. DISTRIBUTION PLANS

Citco Mutual Fund Distributors, Inc. ("CMFD") (the "Distributor") serves as each Portfolio's principal distributor pursuant to a Distribution Agreement. The Distributor is an affiliate of Penn Street Investment Advisors, Inc.

Class A - The Class A shares of each portfolio have adopted a Rule 12b-1 Distribution Plan (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.25% per annum of the average daily net assets of each Portfolio's Class A shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, payments to entities that provide personal service and account maintenance to accounts that hold shares of the respective Portfolios and to defray overhead expenses of the Distributor incurred in connection with the promotion and sale of Fund shares.

Class C - The Class C shares of each portfolio have also adopted a Rule 12b-1 Distribution Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.75% per annum of the average daily net assets of each Portfolio's Class C shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, payments to entities that provide personal service and account maintenance to accounts that hold shares of the respective Portfolios and to defray overhead expenses of the Distributor incurred in connection with the promotion and sale of Fund shares.

The Class C Plan also provides that each Portfolio will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the average daily net assets of each Portfolio's Class C shares. The servicing fee shall be used to pay, among other things, assisting in establishing and maintaining customer accounts and records, assisting with purchases and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Fund to the customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund's Class C shareholders.

During the fiscal year ended October 31, 2004, CMFD received Class Plan A payments of $2,933, $14,438, $4,856, $6,110, and $2,404 in connection with the purchase of investment company shares by McGlinn Balanced Portfolio, Penn Street Advisors Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio, Cumberland Taxable Income Portfolio, and the Berkshire Advisors Select Equity Portfolio, respectively.

During the fiscal year ended October 31, 2004, CMFD received Class Plan C payments of $6, $1, $6, $7, and $6 in connection with the purchase of investment company shares by McGlinn Balanced Portfolio, Penn Street Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio, Cumberland Taxable Income Portfolio, and the Berkshire Advisors Select Equity Portfolio, respectively.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

6. TAX MATTERS

Net investment income (loss) and net realized gains (losses) may differ for financial statement and federal income tax purposes primarily due to investments, which may have a different basis for financial statement and federal income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that each Portfolio recorded the income or realized gains.

The tax character of distributions paid for the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                        Ordinary       Long-Term          Total
                                                         Income       Capital Gains    Distributions
                                                       ----------     ----------        ------------
McGlinn Balanced Portfolio              10/31/2004     $    6,241     $       --        $      6,241
                                        10/31/2003     $    8,897     $       --        $      8,897
Cumberland Taxable Income Portfolio     10/31/2004     $   38,868     $       --        $     38,868
                                        10/31/2003     $  215,210     $   81,259        $    296,469
Berkshire Advisors Select Portfolio     10/31/2004     $    5,767     $       --        $      5,767
                                        10/31/2003     $       --     $       --        $         --

----------------
**The primary difference between book basis and tax basis distributions, if any, is the treatment of short term capital gain distributions as ordinary income distributions for federal income tax purposes.

The tax character of distributable earnings at October 31, 2003 was as follows:

                                             Undistributed     Unrealized        (Capital Loss           Total
                                              Ordinary         Appreciation/      Carryforwards)/     Distributable
                                               Income         (Depreciation)   Undistributed Gains      Earnings
                                            -----------       --------------   -------------------    ---------------
McGlinn Balanced Portfolio                  $       621       $    37,848        $  (760,031)         $  (721,562)

Penn Street Sector Rotational Portfolio     $         0       $ 1,038,109        $   267,274          $ 1,305,383

Baldwin Large-Cap Growth Portfolio          $         0       $   248,055        $  (276,510)         $   (28,455)

Cumberland Taxable Income Portfolio         $         0       $    20,722        $    10,449          $    31,171
Berkshire Advisors Select Equity
Portfolio                                   $    66,963       $   (23,423)       $    31,267          $    74,807

The following information is based upon the federal income tax cost of investment securities as of October 31, 2004:

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                  McGlinn         Penn Street              Baldwin          Cumberland          Berkshire
                                 Balanced           Sector             Large-Cap Growth    Taxable Income     Advisors Select
                                 Portfolio     Rotational Portfolio       Portfolio          Portfolio        Equity Portfolio
                               -----------------------------------------------------------------------------------------------
Gross Unrealized Appreciation  $    81,601        $ 1,100,169            $   301,890        $    27,178        $    22,996
Gross Unrealized Depreciation  $   (43,753)       $   (62,060)           $   (53,835)       $    (6,456)       $   (46,419)
Net Unrealized Appreciation    $    37,848        $ 1,038,109            $   248,055        $    20,722        $   (23,423)
Federal Income Tax Cost        $ 1,037,761        $ 5,805,658            $ 1,520,133        $ 1,846,628        $ 1,106,689

The difference between the federal income tax cost of portfolio investments and the financial cost for McGlinn Balanced Portfolio and Berkshire Advisors Select Equity Portfolio is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of October 31, 2004, the Portfolios had the following capital loss carryforwards for Federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

                                                    McGlinn      Baldwin
                                              Balanced   Large-Cap Growth
              Expires October 31,             Portfolio    Portfolio
              -------------------             ---------  ---------------
                     2006                     $594,189     $     --
                     2007                     $ 31,488     $     --
                     2008                     $ 83,920     $     --
                     2009                     $     --     $  9,129
                     2010                     $ 50,434     $177,895
                     2011                     $     --     $ 89,486
                                              --------     --------
                                              $760,031     $276,510
                                              ========     ========

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

During the year ended October 31, 2004, the following amounts of capital loss carryforwards were utilized to offset current year realized gains:

McGlinn Balanced Portfolio                                 $       36,887
Penn Street Sector Rotational Portfolio                    $      363,784
Baldwin Large-Cap Growth Portfolio                         $       16,931
Cumberland Taxable Income Portfolio                        $       10,167

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

As a result of differing book and tax treatments of net investment losses and short term capital gains as of Octo ber 31, 2004, paid in capital and undistributed net investment income (loss) were adjusted as follows:

                                                                                        Increase (Decrease) in Undistributed
               Portfolio                   Increase (Decrease) in Paid in Capital         Net Investment Income (Loss)
----------------------------------------------------------------------------------------------------------------------------
Penn Street Sector Rotational Portfolio                  (31,821)                                     31,821
Baldwin Large-Cap Growth Portfolio                       (14,593)                                     14,593

8. FUND SHARE TRANSACTIONS

The following table summarizes the activity in shares of each Fund:

                                                                McGlinn Balanced Portfolio
                                                                --------------------------
                                                             Class A                    Class C
                                                    ------------------------      ------------------------
                                                     Shares         Value          Shares          Value
                                                    ---------      ---------      ---------      ---------
For the Fiscal Year Ended October 31, 2004:
  Sold                                                  4,066      $  55,231             71      $   1,000
  Reinvested                                              297          4,028             --             --
  Redeemed                                            (12,636)      (171,749)            --             --
                                                    ---------      ---------      ---------      ---------
                                                       (8,273)     $(112,490)            71      $   1,000
                                                    =========      =========      =========      =========

For the Fiscal Year Ended October 31, 2003:
  Sold                                                  2,715      $  32,881
  Reinvested                                              517          6,122
  Redeemed                                            (25,007)      (297,349)
                                                    ---------      ---------
                                                      (21,775)     $(258,346)
                                                    =========      =========

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                            Penn Street Sector Rotational Portfolio
                                                            ---------------------------------------
                                                             Class A                      Class C
                                                 -------------------------------------------------------------
                                                    Shares           Value           Shares          Value
                                                 -----------      -----------      -----------     -----------
For the Fiscal Year Ended October  31, 2004:
  Sold                                               201,638      $ 2,850,587                7     $       100
  Reinvested                                              --               --               --              --
  Redeemed                                           (96,398)      (1,411,471)              --              --
                                                 -----------      -----------      -----------     -----------
                                                     105,240      $ 1,439,116                7     $       100
                                                 ===========      ===========      ===========     ===========

For the Fiscal Year Ended October  31, 2003:
  Sold                                               107,925      $ 1,243,951
  Reinvested                                              --               --
  Redeemed                                           (69,726)        (759,746)
                                                 -----------      -----------
                                                      38,199     $   484,205
                                                 ===========      ===========

                                                              Baldwin Large-Cap Growth Portfolio
                                                              ----------------------------------
                                                              Class A                    Class C
                                                     ------------------------      -----------------------
                                                       Shares         Value        Shares         Value
                                                     ---------      ---------      ---------     ---------
For the Fiscal Year Ended October 31, 2004:
  Sold                                                   5,523      $  54,199             99     $   1,000
  Reinvested                                                --             --             --            --
  Redeemed                                             (26,872)      (261,729)            --            --
                                                     ---------      ---------      ---------     ---------
                                                       (21,349)     $(207,530)            99     $   1,000
                                                     =========      =========      =========     =========
For the Fiscal Year Ended October 31, 2003:
  Sold                                                  53,400      $ 460,971
  Reinvested                                                --             --
  Redeemed                                             (11,994)       (97,324)
                                                     ---------      ---------
                                                        41,406      $ 363,647
                                                     =========      =========

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                            Cumberland Taxable Income Portfolio
                                                            -----------------------------------
                                                           Class A                         Class C
                                                ----------------------------      ----------------------------
                                                   Shares           Value           Shares           Value
                                                -----------      -----------      -----------      -----------
For the Fiscal Year Ended October 31, 2004:
  Sold                                                8,128      $   106,511               76      $     1,000
  Reinvested                                          2,734           35,712                1                9
  Redeemed                                          (59,208)        (773,043)              --               --
                                                -----------      -----------      -----------      -----------
                                                    (48,346)     $  (630,820)              77      $     1,009
                                                ===========      ===========      ===========      ===========

For the Fiscal Year Ended October 31, 2003:
  Sold                                               16,458      $   217,391
  Reinvested                                         19,507          256,407
  Redeemed                                         (109,754)      (1,454,804)
                                                -----------      -----------
                                                    (73,789)     $  (981,006)
                                                ===========      ===========

                                                          Berkshire Advisors Select Equity
                                                          --------------------------------
                                                          Class A                  Class C
                                                   ---------------------     ---------------------
                                                    Shares       Value        Shares       Value
                                                   --------     --------     --------     --------
For the Fiscal Year Ended October  31, 2004:
  Sold                                               14,627     $159,720           87     $  1,000
  Reinvested                                            520        5,766           --           --
  Redeemed                                               --           --           --           --
                                                   --------     --------     --------     --------
                                                     15,147     $165,486           87     $  1,000
                                                   ========     ========     ========     ========

For the Fiscal Year Ended October  31, 2003:
  Sold                                               75,402     $758,905
  Reinvested                                             --           --
  Redeemed                                               --           --
                                                   --------     --------
                                                     75,402     $758,905
                                                   ========     ========

    The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

9. OTHER TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers and/or directors of Citco Mutual Fund Services, Inc., the Fund's administrator, Penn Street Investment Advisors, Inc., the Fund's Investment Advisor, and Citco Mutual Fund Distributors, Inc., the Fund's Principal Underwriter.

The Chairman of the Board of the Fund is also President & CEO of Quaker Securities, INC. ("QSI"), a broker/dealer firm. For the fiscal year ended October 31, 2004, brokerage commissions paid to QSI for portfolio transactions on behalf of the Funds were $23,826 and $2,179 for the Penn Street Sector Rotational Portfolio and Baldwin Large Cap Growth Portfolio, respectively.

The Fund pays each Trustee who is not affiliated with the Advisor $3,250 annually. Trustees who are affiliated with the Advisor do not receive compensation.

    The accompanying notes are an integral part of the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Penn Street Fund, Inc.
Valley Forge, Pennsylvania

We have audited the accompanying statements of assets and liabilities of McGlinn Balanced Portfolio, Penn Street Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio, Cumberland Taxable Income Portfolio and Berkshire Advisors Select Equity Portfolio, each a series of shares of The Penn Street Fund, Inc., including the schedules of investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the three years or periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2001 and 2000 were audited by other auditors whose report dated November 30, 2001 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McGlinn Balanced Portfolio, Penn Street Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio, Cumberland Taxable Income Portfolio and Berkshire Advisors Select Equity Portfolio as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the two year period then ended, and the financial highlights for each of the three years or periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                       BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 9, 2004

THE PENN STREET FUND, INC.
FUNDS DIRECTORS AND OFFICERS (Unaudited)
October 31, 2004 (continued)
--------------------------------------------------------------------------------

The directors and officers of the Fund are listed below. Directors and Officers serve an indefinite term of office.

--------------------------------------------------------------------------------------------------------------------------------
                        Position(s)      Term of Office                                         Number of           Other
Name, Address &          Held with        & Length of         Principal Occupation(s)           Portfolios      Directorships
Date of Birth            the Fund          Time Served         During Past 5 Years              Overseen            Held
--------------------------------------------------------------------------------------------------------------------------------
Mr. John A. Lukan       Interested      Mr. Lukan has       President & CEO of Citco           Five        Director of Citco
83 General Warren       Director,       been a Director     Mutual Fund Services, Inc.,                    Mutual Fund
Boulevard, Suite 200    Chairman        since April 2003.   Citco Mutual Fund Advisors,                    Services, Inc., Citco
Malvern, PA 19355                                           Inc. and Citco Mutual Fund                     Mutual Fund
Date of Birth                                               Distributors, Inc. since June                  Advisors, Inc. and
(02-15-1963)(1)                                             1, 2003. Also President &                      Citco Mutual Fund
                                                            CEO of Quaker Securities,                      Distributors, Inc.
                                                            Inc., a broker/ dealer firm,                   Director, Quaker
                                                            since May 1999. Managing                       Securities, Inc.
                                                            Director, Citco Curacao,                       Director, Citco
                                                            from November 1993 to May                      (Quaker Holdings),
                                                            1999. BSc from St. Mary's                      Inc.
                                                            University in 1985. MBA,
                                                            St. Mary's University in
                                                            1987. Canadian Chartered
                                                            Accountant, 1991. Chartered
                                                            Financial Analyst, 1999.
--------------------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton    Independent     Mr. Brinton has     Principal and Senior               Five        Independent Trustee
123 West Lancaster      Director        been a Director     Insurance Broker for Robert                    of The Quaker
 Avenue                                 since May 2002.     J. McAllister Agency, Inc.,                    Investment Trust,
Wayne, PA 19087                                             123 West Lancaster Avenue,                     an open-end
Date of Birth                                               Wayne, PA 19087, a                             management
                                                            commercial insurance
(07-03-1954)                                                investment company.
                                                            brokerage firm, since 1979.
                                                            BA in business from
                                                            Marietta College; licensed
                                                            as a property and casualty
                                                            broker and life, accident and
                                                            health agent.
--------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Lukan is considered an "interested person" of the Fund because he is an executive officer and director of Citco Mutual Fund Services, Inc., the Fund's Administrator, Citco Mutual Fund Advisors, the Fund's Investment Advisor, and Citco Mutual Fund Distributors, Inc., the Fund's Principal Underwriter (the "Citco Mutual Group"). Mr. Lukan is also an exec- utive officer of Quaker Securities, Inc., a broker/dealer firm that shares common ownership and directorships with the Citco Mutual Group.

THE PENN STREET FUND, INC.
FUNDS DIRECTORS AND OFFICERS (Unaudited)
October 31, 2004 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                        Position(s)      Term of Office                                         Number of           Other
Name, Address &          Held with        & Length of         Principal Occupation(s)           Portfolios      Directorships
Date of Birth            the Fund          Time Served         During Past 5 Years              Overseen            Held
--------------------------------------------------------------------------------------------------------------------------------
Mr. Richard W. Stevens  Independent     Mr. Stevens has     Principal with Hirtle              Five        None
Five Tower Bridge,      Director        been a Director     Callaghan & Co., an invest-
 Suite 500                              since May 2002.     ment advisory firm, since
300 Barr Harbor Drive                                       2001. Principal with the
West Conshohocken, PA                                       Vanguard Group, High Net
19428                                                        Worth Services Group, from
Date of Birth                                               1995 to 2001. Partner with
(09-18-1956)                                                Price Waterhouse and had
                                                            his own law practice. B.A. in
                                                            economics from Lafayette
                                                            College, Juris Doctorate
                                                            from Rutgers University
                                                            School of Law, and L.L.M.
                                                            (Masters in Taxation) from
                                                            Villanova School of Law.
--------------------------------------------------------------------------------------------------------------------------------
Mr. C. Garrett Williams Independent     Mr. Williams has    Chief Operating Officer, DG        Five        None
DG Capital Management   Director        been a Director     Capital Management, Inc.,
101 Arch Street,                        since May 2002.     Boston, MA, an investment
  Suite 650                                                 advisory firm, since 2001.
Boston, MA 02110                                            Senior Vice President- Client
Date of Birth                                               Services, Fidelity Manage-
(03-24-1953)                                                ment Trust Company,
                                                            Boston, MA, from 1997 to
                                                            2001.Over 25 years invest-
                                                            ment industry experience.
                                                            BA degree in Economics
                                                            from Gettysburg College,
                                                            Gettysburg, PA.
--------------------------------------------------------------------------------------------------------------------------------
Mr. Edmund B. Pyle,     Independent     Mr. Pyle has        Partner in the law firm of         Five        None
III, Esq.               Director        been a director     Pyle and Mocha since Janu-
340 Jug Hollow Road                     since May 2002.     ary 1989. Temple Univer-
Phoenixville, PA                                            sity School of Law, Juris
19460                                                       Doctorate, 1986. Rensselaer
Date of Birth                                               Polytechnic Institute, com-
(03-18-1940)                                                pleted PhD coursework,
                                                            1969. University of Arizona,
                                                            MS in mechanical engineer-
                                                            ing, 1964. Worcester Poly-
                                                            technic Institute, BS, 1962.
--------------------------------------------------------------------------------------------------------------------------------

THE PENN STREET FUND, INC.
FUNDS DIRECTORS AND OFFICERS (Unaudited)
October 31, 2004 (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        Position(s)      Term of Office                                      Number of           Other
Name, Address &          Held with        & Length of         Principal Occupation(s)        Portfolios      Directorships
Date of Birth            the Fund          Time Served         During Past 5 Years           Overseen            Held
-----------------------------------------------------------------------------------------------------------------------------
Mr. G. Michael Mara     President       Mr. Mara has        Previously principal, Vanguard     Five        Independent
15 Springhill Lane                      served as           Fiduciary Trust Company, The                   Trustee of
Phoenixville, PA 19460                  President of the    Vanguard Group, Valley Forge, PA,              The Quaker
Date of Birth                           Fund since 2000.    from 1997 to 1999. District Man-               Investment
(05-05-55)                                                  ager and Senior Vice President,                Trust, an
                                                            Merrill Lynch Trust Company,                   open-end
                                                            1995 to 1997. Served in various                management
                                                            increasingly responsible roles                 investment
                                                            within Merrill Lynch from 1986 to              company.
                                                            1997. Mr. Mara also served in the
                                                            U.S. Army Intelligence and Secu-
                                                            rity Command in Augsburg, Ger-
                                                            many from 1976-1980. Mr. Mara
..                                                           holds an MBA in management
                                                            from The American University,
                                                            Washington, DC and a BA in Busi-
                                                            ness Communications from Emer-
                                                            son College, Boston, MA.

Mr. Paul Giorgio        Treasurer       Mr. Giorgio         Chief Financial Officer, Citco     Five        None
83 General Warren       and Chief       has served as       Mutual Fund Services, Inc., since
Boulevard, Suite 200    Accounting      Treasurer to the    May 2001. Chief Financial Officer,
Malvern, PA 19355       Officer         Fund since          Quaker Securities, Inc., from
Date of Birth                           May 2002.           2000-2001. Chief Financial Offi-
(12-13-1963)                                                cer, Declaration Service Company,
                                                            from 1997 to 2001.
-----------------------------------------------------------------------------------------------------------------------------

THE PENN STREET FUND, INC.
Portfolio Proxy Voting Policies and Procedures (Unaudited)
October 31, 2004
--------------------------------------------------------------------------------

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio's vote proxies related to securities ("portfolio proxies") held by the Portfolios. A description of the Company's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 866-207-5175 and (ii) on the SEC's website at www.sec.gov. In addition, the fund will be required to file new Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing was due August 31, 2004. Once filed, the Company's Form N-PX will be available (i) without charge, upon request, by calling the Company toll-free at 866-207-5175 and (ii) on the SEC's website at www.sec.gov.

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Penn Street Funds this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Penn Streets Funds' Forms N-Q will be available on the SEC's website at http://sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

ITEM 2. CODE OF ETHICS.

Code of Ethics -The Registrant's Code of Ethics is attached hereto as an exhibit. As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. No waivers from a provision of the Code were granted during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors currently has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee. The Board of Directors based its determination on the following factors:

      1. The Registrant's assets are relatively small in size (with aggregate net assets of less than $15 million), which reduces the complexity of the Registrant's financial operations and has, to date, permitted the Registrant's independent auditor to perform a complete substantive audit of the Registrant's financial statements.

      2. While the Board currently has determined that none of the Audit Committee members may qualify as an audit committee financial expert, the Directors are very familiar with the Registrant, its financial condition, operations and internal controls. In addition, many of the Directors have significant experience preparing, auditing, analyzing or evaluating financial statements similar to the Registrant's financial statements. For example, one of the Directors is a Canadian Chartered Accountant and a Chartered Financial Analyst. Another Director was a partner in an accounting firm and has an LL.M. (Masters in Taxation).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate audit fees billed to the Penn Street Fund, Inc. for the last two fiscal years by the principal accountant were $20,500 and $15,500, respectively.

Audit-Related Fees. There were no audit related fees, other than those noted under "Audit Fees" Disclosure, billed to the Penn Street Fund_for the last two fiscal years by the principal accountant.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $2,500 and $2,500, respectively.

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 and $ 0, respectively.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES

Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) as of December 30, 2004 registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission. There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. TEM 11. EXHIBITS.

      (a)   File the exhibits below as part of this form

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Penn Street Funds Inc.

By /s/ G. Michael Mara                    PRESIDENT
   -----------------------------

Date     01/09/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By G. Michael Mara

/s/ G. Michael Mara                       PRESIDENT
--------------------------------

Date    01/09/2005

By Paul L. Giorgio

/s/ Paul L. Giorgio                       TREASURER
--------------------------------

Date     01/09/2005

* Print the name and title of each signing officer under his or her signature.